EXHIBIT 10.1

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of September 21, 2006

                                 $1,342,276,509

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC16

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of September 21, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of September 21, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as master servicer ("Master Servicer"), Midland Loan Services, Inc., as special servicer ("Special Servicer") and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of September 1, 2006, between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated September 14, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Wachovia Capital Markets, LLC (together with JPMSI, and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated September 14, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,389,172,723 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of September 14, 2006 among the Purchaser, the Seller and the Dealers (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized,
            validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this
            Agreement;

                  (iv) it is legally authorized to transact business in the
            United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans
            hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this
            Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding
            obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or
            filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the
            United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and
            by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of the Seller, in form and
            substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license, registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.

                                       By: /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION

                                       By: /s/ Charles Y. Lee
                                          ----------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

JPMCC 2006-CIBC16
Mortgage Loan Schedule

Loan #   Mortgagor Name
------   ----------------------------------------------------------------------------------
     1   Silicon Valley CA-I, LLC, Silicon Valley CA-II, LLC and Silicon Valley CA-III, LLC
  1.01

  1.02
  1.03

  1.04

  1.05
  1.06
  1.07
  1.08


  1.09
   1.1
  1.11

  1.12
  1.13
  1.14
  1.15
  1.16
  1.17

  1.18
     2   BFPRU I, LLC
  2.01
  2.02
     4   FP Republic 2006, LLC, FP Sequoia 2006, LLC, Okland Republic 2006, LLC,
         Okland Sequoia 2006, LLC, England Sequoia 2006, LLC, RCI Sequoia Maryland LLC
     6   Campus Village IDOT LLC, KR Mableton LLC, Century Plaza Associates, L.P.,
         Vestal Town Square LLC, Plymouth Plaza Associates, L.P., CW Dover LLC,
         CW Parlway Plaza, LLC
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
     9   PCCP DCP Dallas Hotel, LLC
    10   875 East Wisconsin Sponsor, LLC
    11   Centro Richland LLC
    12   Heart of the City LLC
    13   Eastover Plaza Improvements, LLC
    14   Dulles Hotel Limited, L.C.
    15   Hillside Realty Associates, L.P.
    17   Fountain Place Shopping Center, LLC
    21   Colwick Venture LLC
    24   Gables Orchard, LLC & Orchards Apartments, LLC
    26   FR Net Lease Co-Investment Program 6, LLC
    28   Wanamaker Westgate, L.P.
    29   Pacific Castle Santee, L.P. & Meister Global, LLC
    31   Corporate Tower, LLC
    32   E.S. Charlotte Limited Partnership, DJONT/Charlotte Leasing, L.L.C.
    37   E.S. North and DJONT/Indianapolis Leasing, L.L.C.
    38   Lake Marina Realty, LLC
    40   Bayless-South Laguna Ltd.
    42   MAG-INFO (SC) QRS 16-74, Inc.
    44   Robert Pitt Professional Plaza, LLC
    46   NTC, Inc.
    47   First Concord Properties, L.L.C.
    50   Square V Group, LLC
    51   Market Plaza Oklahoma, L.L.C.
    52   Montwood Shopping Center, Ltd.
    54   SC Gainesville Georgia LLC
    58   M&A Texas Regal Ltd.
    59   Standart Woods Holding LLC and Kalba Savua LLC
    62   Wormald Westview Lot B, LLC
    64   Paradise MHC LLC
    66   2003 Natomas Inn & Suites, L.P.
    67   Skyline West, LLC
    68   Pembroke Pointe Phase I LLC
    69   Atruim II, LLC
    70   Lake Camelot Realty LLC
    71   Lodge Realty, LLC
    76   Mia Reed & Company Capital Fund VIII, LTD.
    79   Riverwalk Terrace Apartments, LLC
    80   Wayne Heights Mall, LLC
    83   SJS-3000 Lincoln Dr., L.P.
    84   Medalist Properties 6, LLC
    85   Stone Plaza Associates, LTD.
    89   KCS Admiral Manager, LLC
    90   Mabry Partners Partnership
    91   Daymark - Springtree Meadows, LLC, WAB IOWA 144, LLC
         & Mantsch Altoona, LLC
    92   Austin Creek, LLC
    93   Emporia Marketplace, LLC
    94   Lexington Park Hotel Investors, LLC
    96   Bookwalter Woods LLC
    97   Mansard Du lac LLC
    98   Woodbrook Village, L.L.C.
    99   JGI 9998 Dorchester Road, LLC
   100   Azalea Apartments, L.L.C.
   103   Orland Auto Mall 2004 LLC
   104   SGC Wythe Creek, LLC
   105   JGI Gateway, LLC
   106   Southwest Estates LLC
   107   Long Ball Utica, LLC
   110   NJN, LLC
   111   ACOG, LP
   112   Rockland Homes LLC
   113   Rogers 40 III, LLC
   114   Crescendo Office, LLC
   115   Zidan Realty Investment, L.L.C.
   118   Golden Gate Parkway, LLC & Plaza Arms Limited Partnership
118.01
118.02
   119   Lakeside Manor LLC
   120   Olympia International Office Tower LLC

Loan #   Property Address
------   ----------------------------------------------------------------------------------------
     1   Various
  1.01   1140 Technology Drive, 500 McCarthy Boulevard, 900 Sumac Drive, 1000 Sumac Drive,
         1101 Sumac Drive, 601 McCarthy Boulevard
  1.02   1101 West Maude Avenue, 700A, 700B, 700C East Middlefield Road
  1.03   1455, 1421, 1371, 1390, 1440 McCarthy Drive, 888, 800, 750, 690 Tasman Drive,
         620, 590, 570, 540, 500 Alder Drive
  1.04   2518, 2520, 2540, 2560 Mission College Boulevard,
         3900, 3910, 3920, 3930, 3940, 3960, 3970, 3990 Freedom Circle
  1.05   3233, 3255 Scott Boulevard, 3333, 3393 Octavius Drive, 2455, 2465, 2475 Augustine Drive
  1.06   3101, 3102, 3103 Scott Boulevard, 3250, 3260, 3270 Jay Street, 3201 Olcott Street
  1.07   191 Baypointe Parkway, 105, 160, 178 East Tasman Drive
  1.08   772, 785 Lucerne Drive, 285 North Wolfe Road, 140 Kiefer Court, 1293 Anvilwood Avenue,
         484 Oakmead Parkway, 1151 Sonora Court, 1277 Reamwood Avenue, 324, 328 Martin Avenue,
         150 Charcot Avenue, 2191 Zanker Road
  1.09   2820 Orchard Parkway, 3, 75 West Plumeria Drive, 2825 North First Street
   1.1   350, 470, 485 Potrero Avenue, 880 W. Maude Avenue, 415 N. Mathilda Avenue, 435 Indio Way
  1.11   333, 345 East Middlefield Road, 301 North Whisman Road, 640 Clyde Court, 835,
         880 Maude Avenue, 1161 San Antonio Road, 2761 Marine Parkway, 636 Ellis Street
  1.12   2400, 2424, 2630, 2710 Walsh Avenue, 2855 Bowers Avenue
  1.13   535, 555 Del Rey Avenue, 650 Alamanor Avenue, 646-686 Maude Avenue, 750 Palomar Avenue
  1.14   500, 501 Macara Avenue
  1.15   1920,1940,1960,1980 Zanker Road
  1.16   2121, 2111, 2101 Tasman Drive
  1.17   550 Del Rey Avenue, 595 North Pastoria Avenue, 639 Pastoria Evenue, 733 Palomar Avenue,
         670 Almanor Avenue
  1.18   5150 Great America Parkway, 2952 Bunker Hill Lane and 5155 Old Ironsides Drive
     2   Various
  2.01   180 North Stetson Avenue
  2.02   130 East Randolph Street
     4   2100, 2110, 2120 S. Washington Boulevard

     6   Various


  6.01   2505 Vestal Parkway East
  6.02   1001 North Dupont Highway
  6.03   1888 West Hillsboro Boulevard
  6.04   5590 Mableton Parkway
  6.05   1869 Dixwell Avenue
  6.06   8147 Baltimore Avenue
  6.07   580 West Germantown Pike
     9   1717 North Akard Street
    10   875 East Wisconsin Avenue
    11   2209 Richland Mall
    12   400 South Pine Street
    13   5221 Indian Head Highway
    14   2200 Centreville Road
    15   600 North Union Avenue
    17   89 Norman Morgan Boulevard
    21   53, 55 & 57 Haddonfield Road
    24   8390 Old Orchard Lane
    26   7630 Gambrills Cove Road
    28   19610 Katy Freeway
    29   214 - 294 Town Center Parkway
    31   101 North Robinson
    32   4800 South Tryon Street
    37   3912 Vincennes Road
    38   9515 Shoreland Lane
    40   1651 Exposition Boulevard
    42   50 Datastream Plaza
    44   23-27 Robert Pitt Drive
    46   20371 Irvine Avenue
    47   455 East Eisenhower Pkwy
    50   7600 West Capitol Drive
    51   7001 Northwest Expressway Street
    52   2200 North Yarbrough Drive
    54   1500 Browns Bridge Road
    58   5800 Preston View Boulevard
    59   2 Schwartz Drive
    62   5283 Corporate Drive
    64   699 Michelle Drive
    66   2730 El Centro Road
    67   6066 Leesburg Pike
    68   101 Pembroke Pointe Lane
    69   1150 Academy Park Loop
    70   6475 Excalibur Court
    71   4816 Alsuda Drive
    76   1535 West Loop South
    79   5900 Kinkead Avenue
    80   1501 East Main Street
    83   3000 Lincoln Drive East
    84   15425 Warwick Boulevard
    85   16600 Dallas Parkway
    89   177-179 Admiral Cochrane Drive
    90   2607 Kingston Pike
    91   112 5th Avenue Northwest

    92   1127 Cape Harbor Court
    93   216 Market Drive
    94   22119 Three Notch Road
    96   23 Sistek Road
    97   7300 East 10th Avenue
    98   1705 Coolidge Road
    99   9998 Dorchester Road
   100   1918 South 9th Street
   103   9264-9280 West 159th Street
   104   475 Wythe Creek Road
   105   2709 Church Street
   106   10401 Southwest Highway
   107   2160 Erie Street
   110   3055 East Fairview Avenue
   111   2601 North Broadway Avenue
   112   203 North Skokie Road
   113   8593 Baltimore National Pike
   114   29800 Middlebelt
   115   4800 North Post Road
   118   Various
118.01   920-1050 62nd Avenue South
118.02   4616 & 4648 Golden Gate Parkway
   119   196 McClung Road
   120   6547 North Avondale

Loan #   City                                 State              Zip Code   County
------   --------------------------------   -------   -------------------   -----------------
     1   Various                                 CA               Various   Various
  1.01   Milpitas                                CA                 95035   Santa Clara

  1.02   Mountain View                           CA                 95054   Santa Clara
  1.03   Milpitas                                CA                 95035   Santa Clara

  1.04   Santa Clara                             CA                 95054   Santa Clara

  1.05   Santa Clara                             CA                 95054   Santa Clara
  1.06   Santa Clara                             CA                 95054   Santa Clara
  1.07   San Jose                                CA                 95134   Santa Clara
  1.08   Sunnyvale, Santa Clara, San Jose        CA   94085, 95054, 95112   Santa Clara


  1.09   San Jose                                CA                 95112   Santa Clara
   1.1   Sunnyvale                               CA                 94085   Santa Clara
  1.11   Mountain View                           CA                 94043   Santa Clara

  1.12   Santa Clara                             CA                 95054   Santa Clara
  1.13   Sunnyvale                               CA                 94085   Santa Clara
  1.14   Sunnyvale                               CA                 94085   Santa Clara
  1.15   San Jose                                CA                 95112   Santa Clara
  1.16   Santa Clara                             CA                 95054   Santa Clara
  1.17   Sunnyvale                               CA                 94085   Santa Clara

  1.18   Santa Clara                             CA                 95054   Santa Clara
     2   Chicago                                 IL                 60601   Cook
  2.01   Chicago                                 IL                 60601   Cook
  2.02   Chicago                                 IL                 60601   Cook
     4   Arlington                               VA                 22204   Arlington

     6   Various                            Various               Various   Various


  6.01   Vestal                                  NY                 13850   Broome
  6.02   Dover                                   DE                 19901   Kent
  6.03   Deerfield Beach                         FL                 33442   Broward
  6.04   Mableton                                GA                 30126   Cobb
  6.05   Hamden                                  CT                 06514   New Haven
  6.06   College Park                            MD                 20740   Prince Georges
  6.07   Plymouth Meeting                        PA                 19462   Montgomery
     9   Dallas                                  TX                 75201   Dallas
    10   Milwaukee                               WI                 53202   Milwaukee
    11   Mansfield                               OH                 44906   Richland
    12   Lansing                                 MI                 48933   Ingham
    13   Oxon Hill                               MD                 20745   Prince Georges
    14   Herndon                                 VA                 20171   Fairfax
    15   Hillside                                NJ                 07205   Union
    17   Logan                                   WV                 25601   Logan
    21   Cherry Hill                             NJ                 08002   Camden
    24   Maineville                              OH                 45039   Hamilton
    26   Curtis Bay                              MD                 21226   Anne Arundel
    28   Houston                                 TX                 77094   Harris
    29   Santee                                  CA                 92071   San Diego
    31   Oklahoma City                           OK                 73102   Oklahoma
    32   Charlotte                               NC                 28217   Mecklenburg
    37   Indianapolis                            IN                 46268   Marion
    38   Indianapolis                            IN                 46229   Marion
    40   Sacramento                              CA                 95815   Sacramento
    42   Greenville                              SC                 29605   Greenville
    44   Monsey                                  NY                 10952   Rockland
    46   Santa Ana                               CA                 92707   Orange
    47   Ann Arbor                               MI                 48108   Washtenaw
    50   Milwaukee                               WI                 53222   Milwaukee
    51   Oklahoma City                           OK                 73132   Oklahoma
    52   El Paso                                 TX                 79925   El Paso
    54   Gainesville                             GA                 30501   Hall
    58   Dallas                                  TX                 75240   Dallas
    59   Auburn                                  NY                 13021   Cayuga
    62   Frederick                               MD                 21703   Frederick
    64   Lynwood                                 IL                 60411   Cook
    66   Sacramento                              CA                 95833   Sacramento
    67   Falls Church                            VA                 22041   Fairfax
    68   Pembroke                                NC                 28372   Robeson
    69   Colorado Springs                        CO                 80910   El Paso
    70   Indianapolis                            IN                 46268   Marion
    71   Indianapolis                            IN                 46205   Marion
    76   Houston                                 TX                 77027   Harris
    79   Fort Smith                              AR                 72903   Sebastian
    80   Waynesboro                              PA                 17268   Franklin
    83   Marlton                                 NJ                 08053   Burlington
    84   Newport News                            VA                 23608   Newport News City
    85   Dallas                                  TX                 75248   Dallas
    89   Annapolis                               MD                 21401   Anne Arundel
    90   Knoxville                               TN                 37919   Knox
    91   Altoona                                 IA                 50009   Polk

    92   Fayetteville                            NC                 28314   Cumberland
    93   Emporia                                 VA                 23847   Greensville
    94   Lexington Park                          MD                 20653   Saint Mary's
    96   Gardner                                 IL                 60424   Grundy
    97   Lake Station                            IN                 46405   Lake
    98   East Lansing                            MI                 48823   Ingham
    99   Summerville                             SC                 29485   Dorchester
   100   Rogers                                  AR                 72758   Benton
   103   Orland Park                             IL                 60462   Cook
   104   Poquoson                                VA                 23662   Poquoson City
   105   Conway                                  SC                 29526   Horry
   106   Worth                                   IL                 60482   Cook
   107   Utica                                   NY                 13502   Oneida
   110   Meridian                                ID                 83642   Ada
   111   Tyler                                   TX                 75702   Smith
   112   Lake Bluff                              IL                 60044   Lake
   113   Ellicott City                           MD                 21043   Howard
   114   Farmington Hills                        MI                 48334   Oakland
   115   Indianapolis                            IN                 46226   Marion
   118   Various                                 FL               Various   Various
118.01   St. Petersburg                          FL                 33705   Pinellas
118.02   Naples                                  FL                 34116   Collier
   119   La Porte                                IN                 46350   La Porte
   120   Chicago                                 IL                 60631   Cook

Loan #   Property Name                                          Size   Measure       Interest Rate (%)
------   -------------------------------------------------   -------   -----------   -----------------
     1   RREEF Silicon Valley Office Portfolio               5332996   Square Feet             6.14040
  1.01   Quantum Business Park                                775249   Square Feet             6.14040

  1.02   Maude 4-7                                            397510   Square Feet             6.14040
  1.03   Milpitas Business Park                               608968   Square Feet             6.14040

  1.04   Marriot                                              427501   Square Feet             6.14040

  1.05   Park Square Phase I and Phase II                     465155   Square Feet             6.14040
  1.06   Jay 1-6/Olcott                                       371106   Square Feet             6.14040
  1.07   North Pointe Business Park                           330670   Square Feet             6.14040
  1.08   Sunnyvale/Santa Clara/San Jose                       293297   Square Feet             6.14040


  1.09   Orchard Park                                         260561   Square Feet             6.14040
   1.1   Peery Park I                                         252615   Square Feet             6.14040
  1.11   Mountain View Properties                             170769   Square Feet             6.14040

  1.12   Walsh 1-8                                            251061   Square Feet             6.14040
  1.13   Peery Park II                                        202149   Square Feet             6.14040
  1.14   Macara A&B                                            96066   Square Feet             6.14040
  1.15   Zanker/Brokaw                                        120693   Square Feet             6.14040
  1.16   Guadalupe A-C                                        128000   Square Feet             6.14040
  1.17   Peery Park Biotech                                    83336   Square Feet             6.14040

  1.18   Great America Parkway A-C                             98290   Square Feet             6.14040
     2   One & Two Prudential Plazas                         2196342   Square Feet             6.06220
  2.01   Two Prudential Plaza                                 993507   Square Feet             6.06220
  2.02   One Prudential Plaza                                1202835   Square Feet             6.06220
     4   Sequoia Plaza                                        370638   Square Feet             6.16600

     6   Centro Portfolio                                     932912   Square Feet             6.31750


  6.01   Town Square Mall                                     279601   Square Feet             6.31750
  6.02   North Dover Shopping Center                          191855   Square Feet             6.31750
  6.03   Century Plaza                                         90523   Square Feet             6.31750
  6.04   Village at Mableton                                  239474   Square Feet             6.31750
  6.05   Parkway Plaza I                                       76109   Square Feet             6.31750
  6.06   Campus Village                                        25529   Square Feet             6.31750
  6.07   Plymouth Plaza                                        29821   Square Feet             6.31750
     9   Fairmont Hotel Dallas                                   551   Rooms                   6.29500
    10   875 East Wisconsin Avenue                            224924   Square Feet             5.89250
    11   Westfield Richland Mall                              396000   Square Feet             6.09350
    12   Capitol Commons                                      185500   Square Feet             6.27000
    13   Eastover Shopping Center                             265334   Square Feet             6.29850
    14   Crowne Plaza Dulles Airport                             328   Rooms                   6.13250
    15   Parkway Business Center                              743047   Square Feet             6.21650
    17   Fountain Place Shopping Center                       229139   Square Feet             6.02500
    21   Colwick Executive Center                             170950   Square Feet             6.28500
    24   Orchard of Landen                                       312   Units                   6.37400
    26   Fila USA Distribution Facility                       379012   Square Feet             6.10200
    28   Westgate Shopping Center                              80690   Square Feet             6.16000
    29   Santee Town Center                                   103903   Square Feet             6.19250
    31   Corporate Tower                                      273640   Square Feet             6.24300
    32   Embassy Suites - Charlotte                              274   Rooms                   5.81400
    37   Embassy Suites - Indianapolis                           221   Rooms                   5.81400
    38   Lake Marina Apartments                                  348   Units                   6.21000
    40   Nationwide Insurance Building                         68153   Square Feet             6.25000
    42   Infor Global Solutions Office Building               124836   Square Feet             6.53500
    44   23-27 Robert Pitt Drive                               96469   Square Feet             6.20000
    46   Newport Trade Center                                  82151   Square Feet             6.16500
    47   Concord Place                                         91521   Square Feet             6.30850
    50   Times Square Shopping Center                          87392   Square Feet             6.22000
    51   Market Plaza Shopping Center                         150513   Square Feet             6.14750
    52   Montwood Shopping Center                             177336   Square Feet             6.39000
    54   Gainesville Towne Center                             142468   Square Feet             6.25000
    58   Regal Court Apartments                                  231   Units                   6.09200
    59   Standard Woods Apartments                               330   Units                   6.30000
    62   5283 Corporate Drive                                  47947   Square Feet             6.10000
    64   Paradise LLC                                            278   Pads                    6.33000
    66   Fairfield Inn & Suites Sacramento Airport Natomas        93   Rooms                   6.46000
    67   Skyline Leesburg Pike                                 72693   Square Feet             6.16000
    68   Pembroke Pointe                                         252   Beds                    5.93500
    69   Academy Point Atrium II                               90766   Square Feet             6.32500
    70   Lake Camelot Apartments                                 200   Units                   6.21000
    71   The Lodge Apartments                                    166   Units                   6.21000
    76   Page Parkes Building                                  66145   Square Feet             6.17400
    79   Riverwalk Terrace Apartments                            305   Units                   6.18500
    80   Wayne Heights Mall                                   112149   Square Feet             6.11000
    83   3000 Lincoln                                          65056   Square Feet             6.08500
    84   Stoneybrook Shopping Center                           74340   Square Feet             6.45000
    85   Stone Plaza Office Building                           30376   Square Feet             6.23000
    89   177-179 Admiral Cochrane Drive                        36220   Square Feet             6.38000
    90   Tyson Place Office Building                           50008   Square Feet             6.11000
    91   Springtree Meadows Apartments                           144   Units                   5.57000

    92   Austin Creek Apartments                                  84   Units                   6.22000
    93   Emporia Marketplace                                   79070   Square Feet             6.21000
    94   Lexington Park Fairfield Inn                             78   Rooms                   6.39000
    96   Book Walter Woods                                       167   Pads                    6.33000
    97   Mansard du Lac                                          234   Pads                    6.12700
    98   Woodbrook Village                                       138   Units                   6.09000
    99   Walgreens - Summerville, SC                           14560   Square Feet             6.17700
   100   Azalea Trail Apartments                                 127   Units                   6.35000
   103   9264-9280 West 159th Street                           21965   Square Feet             6.84000
   104   Wythe Creek Plaza                                     51064   Square Feet             6.65000
   105   Gateway Plaza Shopping Center                         28150   Square Feet             6.41600
   106   Southwest Estates                                       111   Pads                    6.12700
   107   2160 Erie Street                                      96300   Square Feet             6.72000
   110   Office Value                                          22726   Square Feet             6.29000
   111   Liberty Arms Apartments                                 100   Units                   5.87000
   112   Rockland Mobile Home Park                                65   Pads                    6.31750
   113   Citizens National Bank Building                       14102   Square Feet             6.31000
   114   Crescendo Office                                      15042   Square Feet             6.55600
   115   Fountainview Apartments                                  96   Units                   6.24000
   118   Plaza Arms Apartment Portfolio                           48   Units                   6.31000
118.01   Plaza Arms Apartments                                    40   Units                   6.31000
118.02   Golden Gate Apartments                                    8   Units                   6.31000
   119   Lakeside LLC                                             88   Pads                    6.12700
   120   Olympia LLC                                           11510   Square Feet             6.56750

Loan #   Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date
------   --------------------------   ----------------   --------------   ----   ---------   -----------------
     1                      6.11940        250,000,000      250,000,000     84          82            07/09/13
  1.01                                      43,396,071       43,396,071     84          82            07/09/13

  1.02                                      35,081,786       35,081,786     84          82            07/09/13
  1.03                                      21,665,357       21,665,357     84          82            07/09/13

  1.04                                      20,536,786       20,536,786     84          82            07/09/13

  1.05                                      20,515,000       20,515,000     84          82            07/09/13
  1.06                                      16,607,500       16,607,500     84          82            07/09/13
  1.07                                      14,566,786       14,566,786     84          82            07/09/13
  1.08                                      11,462,143       11,462,143     84          82            07/09/13


  1.09                                      10,854,286       10,854,286     84          82            07/09/13
   1.1                                       9,139,286        9,139,286     84          82            07/09/13
  1.11                                       8,596,786        8,596,786     84          82            07/09/13

  1.12                                       8,401,429        8,401,429     84          82            07/09/13
  1.13                                       7,381,071        7,381,071     84          82            07/09/13
  1.14                                       5,036,429        5,036,429     84          82            07/09/13
  1.15                                       4,862,857        4,862,857     84          82            07/09/13
  1.16                                       4,515,357        4,515,357     84          82            07/09/13
  1.17                                       4,255,000        4,255,000     84          82            07/09/13

  1.18                                       3,126,070        3,126,070     84          82            07/09/13
     2                      6.04120        205,000,000      205,000,000    120         117            06/01/16
  2.01                                     106,500,000      106,500,000    120         117            06/01/16
  2.02                                      98,500,000       98,500,000    120         117            06/01/16
     4                      6.13500         92,700,000       92,700,000    120         118            07/01/16

     6                      6.29650         86,000,000       86,000,000    120         118            07/01/16


  6.01                                      29,400,000       29,400,000    120         118            07/01/16
  6.02                                      16,100,000       16,100,000    120         118            07/01/16
  6.03                                      12,300,000       12,300,000    120         118            07/01/16
  6.04                                      10,100,000       10,100,000    120         118            07/01/16
  6.05                                       8,200,000        8,200,000    120         118            07/01/16
  6.06                                       5,100,000        5,100,000    120         118            07/01/16
  6.07                                       4,800,000        4,800,000    120         118            07/01/16
     9                      6.27400         52,640,000       52,640,000     60          59            08/01/11
    10                      5.87150         46,000,000       46,000,000    120         119            08/01/16
    11                      6.07250         37,000,000       37,000,000    120         119            08/01/16
    12                      6.23900         35,000,000       35,000,000    158         158            11/01/19
    13                      6.27750         30,900,000       30,900,000    120         119            08/01/16
    14                      6.09150         30,000,000       30,000,000    120         119            08/01/16
    15                      6.18550         30,000,000       30,000,000    120         118            07/01/16
    17                      6.00400         23,120,000       23,120,000    120         118            07/01/16
    21                      6.24400         17,760,000       17,760,000    120         119            08/01/16
    24                      6.35300         17,200,000       17,200,000     60          57            06/01/11
    26                      6.08100         16,900,000       16,900,000    120         117            06/01/16
    28                      6.08900         16,500,000       16,473,718    120         118            07/01/16
    29                      6.17150         15,450,000       15,450,000    120         118            07/01/16
    31                      6.22200         15,000,000       14,988,349    120         119            08/01/16
    32                      5.79300         15,000,000       14,938,318    120         118            07/01/16
    37                      5.79300         13,000,000       12,946,543    120         118            07/01/16
    38                      6.18900         12,600,000       12,580,198    120         118            07/01/16
    40                      6.22900         11,500,000       11,482,122    120         118            07/01/16
    42                      6.51400         10,850,000       10,810,476    180         177            06/01/21
    44                      6.17900         10,600,000       10,591,672    120         119            08/01/16
    46                      6.14400         10,000,000        9,984,093    120         118            07/01/16
    47                      6.28750          9,875,000        9,859,891    120         118            07/01/16
    50                      6.14900          9,650,000        9,650,000    120         119            08/01/16
    51                      6.07650          9,500,000        9,500,000    120         120            09/01/16
    52                      6.36900          9,330,000        9,330,000    120         120            09/01/16
    54                      6.17900          9,138,000        9,138,000    120         118            07/01/16
    58                      6.03100          8,755,000        8,755,000    120         118            07/01/16
    59                      6.27900          8,700,000        8,700,000    120         119            08/01/16
    62                      6.02900          8,300,000        8,300,000    120         118            07/01/16
    64                      6.25900          8,000,000        8,000,000    120         118            07/01/16
    66                      6.43900          7,500,000        7,500,000    120         119            08/01/16
    67                      6.09900          7,460,000        7,460,000    120         118            07/01/16
    68                      5.91400          7,475,000        7,448,354    120         116            05/01/16
    69                      6.30400          7,000,000        6,989,338    120         118            07/01/16
    70                      6.18900          7,000,000        6,988,999    120         118            07/01/16
    71                      6.18900          6,950,000        6,939,078    120         118            07/01/16
    76                      6.15300          6,160,000        6,160,000    120         120            09/01/16
    79                      6.07400          6,000,000        5,979,871    120         116            05/01/16
    80                      6.02900          5,840,000        5,840,000    120         118            07/01/16
    83                      6.06400          5,520,000        5,520,000    120         118            07/01/16
    84                      6.33900          5,380,000        5,380,000    120         118            07/01/16
    85                      6.15900          5,320,000        5,320,000    120         118            07/01/16
    89                      6.28900          4,760,000        4,760,000    120         118            07/01/16
    90                      6.01900          4,700,000        4,700,000    120         120            09/01/16
    91                      5.49900          4,712,000        4,677,305    120         113            02/01/16

    92                      6.15400          4,600,000        4,592,790    120         118            07/01/16
    93                      6.15900          4,415,000        4,415,000    120         118            07/01/16
    94                      6.30900          4,300,000        4,293,567    120         118            07/01/16
    96                      6.25900          4,150,000        4,150,000    120         118            07/01/16
    97                      6.05600          4,125,000        4,125,000    120         118            07/01/16
    98                      6.01900          3,700,000        3,693,996    120         118            07/01/16
    99                      6.08600          3,675,000        3,675,000    120         120            09/01/16
   100                      6.32900          3,680,000        3,674,433    120         118            07/01/16
   103                      6.81900          3,275,000        3,272,852     60          59            08/01/11
   104                      6.55900          3,250,000        3,245,481    180         178            07/01/21
   105                      6.32500          3,200,000        3,200,000    120         119            08/01/16
   106                      6.05600          3,200,000        3,200,000    120         118            07/01/16
   107                      6.69900          3,090,000        3,085,789    120         118            07/01/16
   110                      6.26900          2,850,000        2,845,617    120         118            07/01/16
   111                      5.79900          2,850,000        2,822,142    120         110            11/01/15
   112                      6.29650          2,800,000        2,800,000    120         119            08/01/16
   113                      6.21900          2,700,000        2,700,000    120         118            07/01/16
   114                      6.53500          2,700,000        2,696,144    120         118            07/01/16
   115                      6.21900          2,500,000        2,498,057    120         119            08/01/16
   118                      6.28900          1,905,000        1,905,000    120         118            07/01/16
118.01                                       1,300,976        1,300,976    120         118            07/01/16
118.02                                         604,024          604,024    120         118            07/01/16
   119                      6.05600          1,425,000        1,425,000    120         118            07/01/16
   120                      6.54650            600,000          599,317    120         119            08/01/16

Loan #   Amort. Term   Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)   ARD Step Up (%)
------   -----------   -----------   --------------------   ------------------   ------------   ---------   ---------------
     1             0             0              1,297,017                        Actual/360     No
  1.01             0             0                                                              No

  1.02             0             0                                                              No
  1.03             0             0                                                              No

  1.04             0             0                                                              No

  1.05             0             0                                                              No
  1.06             0             0                                                              No
  1.07             0             0                                                              No
  1.08             0             0                                                              No


  1.09             0             0                                                              No
   1.1             0             0                                                              No
  1.11             0             0                                                              No

  1.12             0             0                                                              No
  1.13             0             0                                                              No
  1.14             0             0                                                              No
  1.15             0             0                                                              No
  1.16             0             0                                                              No
  1.17             0             0                                                              No

  1.18             0             0                                                              No
     2             0             0              1,050,010                        Actual/360     No
  2.01             0             0                                                              No
  2.02             0             0                                                              No
     4             0             0                482,939                        Actual/360     No

     6             0             0                459,042                        Actual/360     No


  6.01             0             0                                                              No
  6.02             0             0                                                              No
  6.03             0             0                                                              No
  6.04             0             0                                                              No
  6.05             0             0                                                              No
  6.06             0             0                                                              No
  6.07             0             0                                                              No
     9             0             0                279,976                        Actual/360     No
    10           360           360                272,622                        Actual/360     No
    11             0             0                190,492                        Actual/360     No
    12           360           360                215,956                        Actual/360     No
    13           360           360                191,232                        Actual/360     No
    14           360           360                182,429                        Actual/360     No
    15           360           360                184,062                        Actual/360     No
    17           360           360                138,988                        Actual/360     No
    21           360           360                109,756                        Actual/360     No
    24           360           360                107,294                        Actual/360     No
    26           360           360                102,435                        Actual/360     No
    28           360           358                100,630                        Actual/360     No
    29           360           360                 94,551                        Actual/360     No
    31           360           359                 92,289                        Actual/360     No
    32           240           238                105,861                        Actual/360     No
    37           240           238                 91,746                        Actual/360     No
    38           360           358                 77,253                        Actual/360     No
    40           360           358                 70,808                        Actual/360     No
    42           300           297                 73,497                        Actual/360     No
    44           360           359                 64,922                        Actual/360     No
    46           360           358                 61,020                        Actual/360     No
    47           360           358                 61,178                        Actual/360     No
    50           360           360                 59,229                        Actual/360     No
    51           360           360                 57,861                        Actual/360     No
    52           360           360                 58,299                        Actual/360     No
    54           360           360                 56,264                        Actual/360     No
    58           360           360                 53,010                        Actual/360     No
    59           360           360                 53,851                        Actual/360     No
    62           360           360                 50,298                        Actual/360     No
    64           360           360                 49,674                        Actual/360     No
    66           300           300                 50,453                        Actual/360     No
    67           360           360                 45,497                        Actual/360     No
    68           360           356                 44,505                        Actual/360     No
    69           360           358                 43,442                        Actual/360     No
    70           360           358                 42,918                        Actual/360     No
    71           360           358                 42,612                        Actual/360     No
    76           360           360                 37,624                        Actual/360     No
    79           360           356                 36,690                        Actual/360     No
    80           360           360                 35,428                        Actual/360     No
    83           360           360                 33,397                        Actual/360     No
    84           360           360                 33,829                        Actual/360     No
    85           360           360                 32,687                        Actual/360     No
    89           360           360                 29,712                        Actual/360     No
    90           360           360                 28,512                        Actual/360     No
    91           360           353                 26,962                        Actual/360     No

    92           360           358                 28,233                        Actual/360     No
    93           360           360                 27,069                        Actual/360     No
    94           360           358                 26,869                        Actual/360     No
    96           360           360                 25,769                        Actual/360     No
    97           360           360                 25,069                        Actual/360     No
    98           360           358                 22,398                        Actual/360     No
    99           360           360                 22,453                        Actual/360     No
   100           360           358                 22,898                        Actual/360     No
   103           360           359                 21,438                        Actual/360     No
   104           360           358                 20,864                        Actual/360     No
   105           360           360                 20,050                        Actual/360     No
   106           360           360                 19,448                        Actual/360     No
   107           360           358                 19,980                        Actual/360     No
   110           360           358                 17,622                        Actual/360     No
   111           360           350                 16,850                        Actual/360     No
   112           360           360                 17,363                        Actual/360     No
   113           360           360                 16,730                        Actual/360     No
   114           360           358                 17,165                        Actual/360     No
   115           360           359                 15,377                        Actual/360     No
   118           360           360                 11,804                        Actual/360     No
118.01           360           360                                                              No
118.02           360           360                                                              No
   119           360           360                  8,660                        Actual/360     No
   120           300           299                  4,077                        Actual/360     No

Loan #   Title Type          Crossed Loan   Originator/Loan Seller
------   -----------------   ------------   ----------------------
     1   Fee                                JPMCB
  1.01   Fee                                JPMCB

  1.02   Fee                                JPMCB
  1.03   Fee                                JPMCB

  1.04   Fee                                JPMCB

  1.05   Fee                                JPMCB
  1.06   Fee                                JPMCB
  1.07   Fee                                JPMCB
  1.08   Fee                                JPMCB


  1.09   Fee                                JPMCB
   1.1   Fee                                JPMCB
  1.11   Fee                                JPMCB

  1.12   Fee                                JPMCB
  1.13   Fee                                JPMCB
  1.14   Fee                                JPMCB
  1.15   Fee                                JPMCB
  1.16   Fee                                JPMCB
  1.17   Fee                                JPMCB

  1.18   Fee                                JPMCB
     2   Fee                                JPMCB
  2.01   Fee                                JPMCB
  2.02   Fee                                JPMCB
     4   Fee                                JPMCB

     6   Fee                                JPMCB


  6.01   Fee                                JPMCB
  6.02   Fee                                JPMCB
  6.03   Fee                                JPMCB
  6.04   Fee                                JPMCB
  6.05   Fee                                JPMCB
  6.06   Fee                                JPMCB
  6.07   Fee                                JPMCB
     9   Fee                                JPMCB
    10   Fee                                JPMCB
    11   Fee                                JPMCB
    12   Fee                                JPMCB
    13   Fee                                JPMCB
    14   Fee and Leasehold                  JPMCB
    15   Fee                                JPMCB
    17   Fee                                JPMCB
    21   Fee                                JPMCB
    24   Fee                                JPMCB
    26   Fee                                JPMCB
    28   Fee                                JPMCB
    29   Fee                                JPMCB
    31   Fee                                JPMCB
    32   Fee and Leasehold                  JPMCB
    37   Fee and Leasehold                  JPMCB
    38   Fee                                JPMCB
    40   Fee                                JPMCB
    42   Fee                                JPMCB
    44   Fee                                JPMCB
    46   Fee                                JPMCB
    47   Fee                                JPMCB
    50   Fee                                JPMCB
    51   Fee                                JPMCB
    52   Fee                                JPMCB
    54   Fee                                JPMCB
    58   Fee                                JPMCB
    59   Fee                                JPMCB
    62   Fee                                JPMCB
    64   Fee                 A              JPMCB
    66   Fee                                JPMCB
    67   Fee                                JPMCB
    68   Fee                                JPMCB
    69   Fee                                JPMCB
    70   Fee                                JPMCB
    71   Fee                                JPMCB
    76   Fee                                JPMCB
    79   Fee                                JPMCB
    80   Fee                                JPMCB
    83   Fee                                JPMCB
    84   Fee                                JPMCB
    85   Fee                                JPMCB
    89   Fee                                JPMCB
    90   Fee                                JPMCB
    91   Fee                                JPMCB

    92   Fee                                JPMCB
    93   Fee                                JPMCB
    94   Fee                                JPMCB
    96   Fee                 B              JPMCB
    97   Fee                 B              JPMCB
    98   Fee                                JPMCB
    99   Fee                                JPMCB
   100   Fee                                JPMCB
   103   Fee                                JPMCB
   104   Fee                                JPMCB
   105   Fee                                JPMCB
   106   Fee                 A              JPMCB
   107   Fee and Leasehold                  JPMCB
   110   Fee                                JPMCB
   111   Fee                                JPMCB
   112   Fee                 A              JPMCB
   113   Fee and Leasehold                  JPMCB
   114   Fee                                JPMCB
   115   Fee                                JPMCB
   118   Fee                                JPMCB
118.01   Fee                                JPMCB
118.02   Fee                                JPMCB
   119   Fee                 B              JPMCB
   120   Fee                 A              JPMCB

Loan #   Guarantor                                                          Letter of Credit
------   ----------------------------------------------------------------   ----------------
     1   RREEF America REIT III, Inc.                                       No
  1.01                                                                      No

  1.02                                                                      No
  1.03                                                                      No

  1.04                                                                      No

  1.05                                                                      No
  1.06                                                                      No
  1.07                                                                      No
  1.08                                                                      No


  1.09                                                                      No
   1.1                                                                      No
  1.11                                                                      No

  1.12                                                                      No
  1.13                                                                      No
  1.14                                                                      No
  1.15                                                                      No
  1.16                                                                      No
  1.17                                                                      No

  1.18                                                                      No
     2   BFPRU II, LLC                                                      No
  2.01                                                                      No
  2.02                                                                      No
     4   Clayton F. Foulger, Bryant F. Foulger, Brent K. Pratt              No

     6   Centro Watt America Reit 7, Inc.                                   No


  6.01                                                                      No
  6.02                                                                      No
  6.03                                                                      No
  6.04                                                                      No
  6.05                                                                      No
  6.06                                                                      No
  6.07                                                                      No
     9   PCCP CS Dallas Hotel, LLC                                          No
    10   Stewart M. Wangard                                                 No
    11                                                                      No
    12   Joel I. Ferguson, Sam X. Eyde                                      No
    13   DLC Management Corporation, Delphi Commercial Properties, Inc.     No
    14   The RDR Family LLC                                                 No
    15   Stuart Lichter                                                     No
    17   Tibeir GSA & Investment Trust                                      No
    21   Jerome Bergman                                                     No
    24   Lawrence S. Conner                                                 No
    26                                                                      No
    28   Bruce L. Christenson                                               No
    29   Wayne Cheng, Grant C. Hofmeister, Dahl Hofmeister                  No
    31   Roy T. Oliver & Mark L. Beffort                                    2,400,000.0
    32   Felcor Lodging Limited Partnership, John B. Urbahns                No
    37   FelCor/Indianapolis Hotel, LLC                                     No
    38   Raed I. Qadorh-Zidan and Hani I. Qaddoura Zidan                    No
    40   Douglas B. Bayless                                                 No
    42   Corporate Property Associates 16 - Global Incorporated             No
    44   Israel Grossman, Ephraim Grossman                                  No
    46   Plazamerica, Inc.                                                  No
    47   Kevin Spizizen and Neil Spizizen                                   1,400,000.0
    50   David Church                                                       No
    51   Lawrence Goodman                                                   No
    52   Joseph Kirshenbaum                                                 No
    54   Sterling Centrecorp U.S. Inc.                                      No
    58   Marc Lebowitz, Adam Stein                                          No
    59   Aron Puretz and Marsha Pruzansky                                   No
    62   Robert K. Wormald, Sr.                                             No
    64   Edward C. Zeman                                                    No
    66   David Alan Justice, Eve Bloomberg Justice                          No
    67   Fitzgerald Lewis and Tufail Mirza                                  No
    68   Stephen F. Kenney and Joseph E. Bostic                             No
    69   Edward Warner                                                      500,000.0
    70   Raed I. Qadorh-Zidan and Hani I. Qaddoura Zidan                    No
    71   Raed I. Qadorh-Zidan, Hani I. Qaddoura Zidan                       No
    76   William I. Davis, III, Brent Fredricks                             No
    79   John E. Baxter, Clifton Cabaness, Matthew James, Stephen Bradley   No
    80   Carl Verstandig                                                    No
    83   Stephen Lazovitz                                                   No
    84   William R. Elliott and Thomas E. Messier                           No
    85   Tom F. Stone                                                       No
    89   Sateesh Kumar Singh (Limited)                                      No
    90   Samuel J. Furrow                                                   No
    91   Gary Wehrley,William Bodner and Bryan R. Mantsch                   No

    92   Watson G Caviness and Christopher E. Cates                         No
    93   B. David Peck, Joshua S. Peck                                      No
    94   Henry T. Waring (Limited)                                          No
    96   Edward C. Zeman                                                    No
    97   Edward C. Zeman                                                    No
    98   Iqbal Singh Uppal and Thomas F. Kuschinski                         No
    99   Joseph P. Griffith, SR., Joe Griffith, Inc.                        No
   100   Troy Parnell                                                       No
   103   Joseph H. Ardovitch, James Minick, Dennis L. Madsen                No
   104   Erik S. Cooper                                                     No
   105   Joseph P. Griffith, Sr. and JGI Gateway, LLC                       No
   106   Edward C. Zeman                                                    No
   107   George Hicker and Carl M. Buck, Jr.                                No
   110   David A. Buich and Karen Louise Buich                              No
   111   Roger G. Wolfe                                                     No
   112   Edward C. Zeman                                                    No
   113   Rogers 40, LLC                                                     No
   114   Kevin Spizizen, Neil Spizizen                                      No
   115   Raed I. Qadorh-Zidan, Hani I. Qaddoura Zidan                       No
   118   Ronald L. Glas                                                     No
118.01                                                                      No
118.02                                                                      No
   119   Edward C. Zeman                                                    No
   120   Edward C. Zeman                                                    No

                                    UPFRONT ESCROW
         ---------------------------------------------------------------------------------------------
Loan #   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve
------   ---------------------   --------------------   ----------------------   ---------------------
     1                    0.00                   0.00                     0.00                    0.00
  1.01

  1.02
  1.03

  1.04

  1.05
  1.06
  1.07
  1.08


  1.09
   1.1
  1.11

  1.12
  1.13
  1.14
  1.15
  1.16
  1.17

  1.18
     2                    0.00             903,006.00                     0.00           31,000,000.00
  2.01
  2.02
     4                    0.00                   0.00                     0.00            4,000,000.00

     6                    0.00                   0.00                     0.00                    0.00


  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
     9                    0.00                   0.00                     0.00                    0.00
    10                    0.00                   0.00                     0.00                    0.00
    11                    0.00                   0.00                     0.00                    0.00
    12                    0.00                   0.00                     0.00                    0.00
    13                    0.00           1,000,000.00               437,500.00                    0.00
    14                    0.00                   0.00                     0.00                    0.00
    15                    0.00              17,040.00                48,000.00                    0.00
    17                    0.00                   0.00                     0.00                    0.00
    21                    0.00                   0.00                     0.00                    0.00
    24                    0.00                   0.00                     0.00                    0.00
    26                    0.00                   0.00               300,000.00                    0.00
    28                    0.00                   0.00                     0.00                    0.00
    29                    0.00                   0.00                     0.00                    0.00
    31                    0.00                   0.00                     0.00                    0.00
    32                    0.00                   0.00                     0.00                    0.00
    37                    0.00                   0.00                     0.00                    0.00
    38                    0.00               6,250.00                     0.00                    0.00
    40                    0.00                   0.00                     0.00                    0.00
    42                    0.00                   0.00                     0.00                    0.00
    44               97,000.00                   0.00                     0.00                    0.00
    46               22,533.10                   0.00                     0.00              325,000.00
    47                    0.00                   0.00                     0.00                    0.00
    50                    0.00                   0.00                     0.00                    0.00
    51                    0.00               9,375.00                     0.00               90,000.00
    52                    0.00              13,033.00                     0.00                    0.00
    54                    0.00                   0.00                     0.00                    0.00
    58                    0.00                   0.00                     0.00                    0.00
    59                    0.00              12,500.00                     0.00                    0.00
    62                    0.00                   0.00                     0.00                    0.00
    64                    0.00              47,765.00                     0.00                    0.00
    66                    0.00                   0.00                     0.00                    0.00
    67               20,000.00               8,750.00                     0.00              200,000.00
    68                    0.00                   0.00                     0.00                    0.00
    69                    0.00                   0.00                     0.00               55,704.36
    70              282,967.00                   0.00                     0.00                    0.00
    71                    0.00             137,938.00                     0.00                    0.00
    76                    0.00             235,228.00                     0.00              120,000.00
    79                    0.00             191,233.00                     0.00                    0.00
    80                    0.00                   0.00                     0.00                    0.00
    83                    0.00                   0.00                     0.00                    0.00
    84               94,556.00                   0.00                     0.00                    0.00
    85                    0.00                   0.00                     0.00                    0.00
    89                    0.00                   0.00                     0.00                    0.00
    90                    0.00                   0.00                     0.00                    0.00
    91              600,000.00              13,375.00                     0.00                    0.00

    92                    0.00                   0.00                     0.00                    0.00
    93                    0.00                   0.00                     0.00                    0.00
    94                    0.00                   0.00                     0.00                    0.00
    96                    0.00              12,687.50                     0.00                    0.00
    97                    0.00              46,750.00                     0.00                    0.00
    98                    0.00                   0.00                     0.00                    0.00
    99                    0.00                   0.00                     0.00                    0.00
   100                    0.00                   0.00                     0.00                    0.00
   103                    0.00                   0.00                     0.00                    0.00
   104                    0.00                   0.00                     0.00                    0.00
   105                    0.00               7,300.00                     0.00                    0.00
   106                    0.00                   0.00                     0.00                    0.00
   107                    0.00                   0.00                     0.00                    0.00
   110                    0.00                   0.00                     0.00               50,000.00
   111                    0.00                   0.00                     0.00                    0.00
   112                    0.00              23,469.00                     0.00                    0.00
   113                    0.00                   0.00                     0.00                    0.00
   114                    0.00                   0.00                     0.00                    0.00
   115                    0.00              41,875.00                     0.00                    0.00
   118                    0.00                   0.00                     0.00                    0.00
118.01
118.02
   119                    0.00                   0.00                     0.00                    0.00
   120                    0.00              16,250.00                     0.00                    0.00

                                                                                         MONTHLY ESCROW
         ---------------------------------------------------------------------       ---------------------
Loan #   Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve       Monthly Capex Reserve
------   ----------------------   --------------------   ---------------------   -   ---------------------
     1                     0.00                   0.00                    0.00                        0.00
  1.01

  1.02
  1.03

  1.04

  1.05
  1.06
  1.07
  1.08


  1.09
   1.1
  1.11

  1.12
  1.13
  1.14
  1.15
  1.16
  1.17

  1.18
     2             7,007,181.38                   0.00            8,307,000.00                        0.00
  2.01
  2.02
     4               296,657.12              41,558.50            1,700,000.00                     4633.00

     6                     0.00                   0.00                    0.00                        0.00


  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
     9                     0.00                   0.00                    0.00                        0.00
    10                78,187.17               5,507.17              192,915.00                      937.00
    11                     0.00                   0.00                    0.00                        0.00
    12               112,497.91               6,256.67                    0.00                      943.51
    13                31,078.10                   0.00                    0.00                     2873.17
    14               110,583.27              77,587.08                    0.00                    38523.00
    15               175,000.00              20,578.75                    0.00                     6250.00
    17               168,692.48              13,566.67                    0.00                     1909.50
    21                34,143.43               2,957.33                    0.00                     2849.17
    24                     0.00              19,634.37                    0.00                     5464.08
    26                     0.00                   0.00                    0.00                        0.00
    28               155,947.33               9,953.25                    0.00                      672.42
    29                26,851.88               3,444.00                    0.00                     1065.63
    31               100,427.31              53,992.17                    0.00                     3310.00
    32                     0.00                   0.00                    0.00                        0.00
    37                     0.00                   0.00                    0.00                        0.00
    38                57,562.73              53,564.25                    0.00                     5897.67
    40                     0.00                   0.00                    0.00                        0.00
    42                     0.00                   0.00                    0.00                        0.00
    44               110,092.81              16,390.00                    0.00                     1457.00
    46                21,587.26                   0.00                    0.00                        0.00
    47               228,517.60              20,317.00                    0.00                        0.00
    50               107,989.80               1,712.42                    0.00                     2072.70
    51                42,829.52               3,869.75               28,125.00                      683.33
    52               172,036.63                   0.00                    0.00                     2613.42
    54                28,914.73              11,762.50                    0.00                     1943.75
    58               135,811.13              21,781.67                    0.00                     4812.50
    59                53,821.19              23,700.00                    0.00                     6600.00
    62                 6,375.95               6,455.58                    0.00                        0.00
    64                64,749.73                   0.00                    0.00                      650.69
    66                20,750.16                   0.00                    0.00                     6749.54
    67                13,641.50               2,475.25                    0.00                     1245.00
    68                54,027.97              15,208.50                    0.00                     1274.70
    69                12,466.23                   0.00                    0.00                        0.00
    70                36,898.00              45,119.25                    0.00                     3343.34
    71                22,007.15              28,723.50                    0.00                     2830.14
    76                94,060.83               9,989.12               94,000.00                      200.00
    79                43,750.00              15,620.95                    0.00                     5283.44
    80                 9,796.86               4,778.25                    0.00                     1412.96
    83                 5,785.91               9,994.50                    0.00                     2168.50
    84                17,479.95               4,126.75                    0.00                      929.25
    85                75,124.41                   0.00                    0.00                        0.00
    89                     0.00               1,639.33                    0.00                      794.00
    90                65,552.92               2,466.00                    0.00                      774.60
    91                     0.00               6,301.75                    0.00                     3012.01

    92                47,074.50              11,240.25                    0.00                      895.00
    93                37,359.51               3,170.75                    0.00                     1419.08
    94                14,994.03               5,301.00                    0.00                     5512.00
    96                12,256.10                   0.00                    0.00                      350.69
    97                12,545.36                   0.00                    0.00                      388.89
    98               128,625.81              19,043.75                    0.00                     2389.29
    99                     0.00                   0.00                    0.00                        0.00
   100                29,629.13               7,186.40                    0.00                     2138.00
   103                42,607.17               4,910.83                    0.00                     1029.00
   104                10,061.75               2,958.50                    0.00                      856.61
   105                21,928.48              13,743.75                    0.00                      201.60
   106                26,989.55                   0.00                    0.00                      175.35
   107                     0.00                   0.00                    0.00                        0.00
   110                 4,682.00               2,431.00                    0.00                      287.11
   111                44,226.97               9,425.00                    0.00                     2083.33
   112                   697.64                   0.00                    0.00                      271.00
   113                     0.00                   0.00                    0.00                      179.09
   114                12,163.67               3,775.09                    0.00                        0.00
   115                14,898.82              10,048.50                    0.00                     1571.72
   118                62,160.63              13,505.88                    0.00                     1150.00
118.01
118.02
   119                 3,549.66                   0.00                    0.00                      255.82
   120                22,234.69                   0.00                    0.00                      212.17

         ----------------------------------------------------------------------------------------------
Loan #   Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve
------   ----------------------   ---------------------   ----------------------   --------------------
     1                     0.00                    0.00                     0.00                   0.00
  1.01

  1.02
  1.03

  1.04

  1.05
  1.06
  1.07
  1.08


  1.09
   1.1
  1.11

  1.12
  1.13
  1.14
  1.15
  1.16
  1.17

  1.18
     2                     0.00                    0.00               1557151.42                   0.00
  2.01
  2.02
     4                     0.00                    0.00                 74164.28               13852.83

     6                     0.00                    0.00                     0.00                   0.00


  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
     9                     0.00                    0.00                     0.00                   0.00
    10                     0.00                 8333.33                 78187.17                5507.17
    11                     0.00                    0.00                     0.00                   0.00
    12                     0.00                    0.00                 56248.95                3128.33
    13                     0.00                    0.00                 31078.10                   0.00
    14                     0.00                    0.00                 27645.82               15517.42
    15                     0.00                15000.00                 68900.00                4115.75
    17                     0.00                    0.00                 12976.34                3391.67
    21                     0.00                16667.00                 34143.43                1478.67
    24                     0.00                    0.00                 26487.54                3926.87
    26                     0.00                    0.00                     0.00                   0.00
    28                     0.00                 5000.00                 19493.42                1105.92
    29                     0.00                 4329.00                 13425.94                1722.00
    31                     0.00                12500.00                 10042.73                3856.58
    32                     0.00                    0.00                     0.00                   0.00
    37                     0.00                    0.00                     0.00                   0.00
    38                     0.00                    0.00                 19187.58                5951.58
    40                     0.00                    0.00                     0.00                   0.00
    42                     0.00                    0.00                     0.00                   0.00
    44                     0.00                 6250.00                 15727.54                2731.67
    46                     0.00                 7000.00                 10793.62                   0.00
    47                     0.00                    0.00                 22851.76                1847.00
    50                     0.00                 5000.00                 13498.73                1712.42
    51                     0.00                 6271.38                  7138.25                1289.92
    52                     0.00                 7333.33                 19115.18                   0.00
    54                     0.00                    0.00                  3212.75                1960.42
    58                     0.00                    0.00                 19401.59                5445.42
    59                     0.00                    0.00                 26910.60                7900.00
    62                     0.00                 2084.00                  8077.17                 496.58
    64                     0.00                    0.00                 16187.43                   0.00
    66                     0.00                    0.00                 10375.08                   0.00
    67                     0.00                 6083.33                  6820.75                 825.08
    68                     0.00                    0.00                  4911.63                1689.83
    69                     0.00                    0.00                 12466.23                   0.00
    70                     0.00                    0.00                 12299.33                5013.25
    71                     0.00                    0.00                  7335.72                3191.50
    76                     0.00                 5000.00                  9406.08                1664.85
    79                     0.00                    0.00                  5468.75                5206.98
    80                     0.00                    0.00                  9796.86                1592.75
    83                     0.00                 5000.00                  5785.91                1110.50
    84                     0.00                 3333.33                  5826.65                1375.58
    85                     0.00                12500.00                  9390.55                   0.00
    89                     0.00                 4584.00                  4047.27                 409.83
    90                     0.00                 4167.33                  7283.66                 411.00
    91                     0.00                    0.00                 13073.84                2100.58

    92                     0.00                    0.00                  5230.50                1248.92
    93                     0.00                 2083.33                  4151.06                1056.91
    94                     0.00                    0.00                  1874.25                1767.00
    96                     0.00                    0.00                  2505.22                   0.00
    97                     0.00                    0.00                  3136.34                   0.00
    98                     0.00                    0.00                 12862.58                2380.47
    99                     0.00                    0.00                     0.00                   0.00
   100                     0.00                    0.00                  2962.91                2395.47
   103                     0.00                 1281.00                  8521.43                 491.08
   104                     0.00                 2127.67                  3353.92                 986.17
   105                     0.00                 1172.92                  2436.50                1527.08
   106                     0.00                    0.00                  6747.39                   0.00
   107                     0.00                    0.00                     0.00                   0.00
   110                     0.00                 1750.00                  2341.00                 187.00
   111                     0.00                    0.00                  3685.58                3141.67
   112                     0.00                    0.00                   697.64                   0.00
   113                     0.00                    0.00                     0.00                   0.00
   114                     0.00                    0.00                  1216.37                 471.89
   115                     0.00                    0.00                  2979.76                1674.75
   118                     0.00                    0.00                  6906.73                1689.12
118.01
118.02
   119                     0.00                    0.00                  1183.22                   0.00
   120                     0.00                  691.00                  3705.78                   0.00

Loan #   Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type          Defeasance Permitted
------   ---------------------   ------------   ----------------   --------------------   --------------------
     1                    0.00              0   Yes                Office                 Yes
  1.01                                      0   No                 Office

  1.02                                      0   No                 Office
  1.03                                      0   No                 Office

  1.04                                      0   No                 Office

  1.05                                      0   No                 Office
  1.06                                      0   No                 Office
  1.07                                      0   No                 Office
  1.08                                      0   No                 Office


  1.09                                      0   No                 Office
   1.1                                      0   No                 Office
  1.11                                      0   No                 Office

  1.12                                      0   No                 Office
  1.13                                      0   No                 Office
  1.14                                      0   No                 Office
  1.15                                      0   No                 Office
  1.16                                      0   No                 Office
  1.17                                      0   No                 Office

  1.18                                      0   No                 Office
     2                    0.00             10   Yes                Office                 Yes
  2.01                                     10   No                 Office
  2.02                                     10   No                 Office
     4                    0.00              5   Yes                Office                 Yes

     6                    0.00              7   Yes                Various                Yes


  6.01                                      7   No                 Retail
  6.02                                      7   No                 Retail
  6.03                                      7   No                 Office
  6.04                                      7   No                 Retail
  6.05                                      7   No                 Retail
  6.06                                      7   No                 Retail
  6.07                                      7   No                 Office
     9                    0.00             10   Yes                Hotel                  Yes
    10                    0.00              5   No                 Office                 Yes
    11                    0.00              7   Yes                Retail                 Yes
    12                    0.00              5   No                 Office                 Yes
    13                    0.00              7   No                 Retail                 Yes
    14                    0.00              5   No                 Hotel                  Yes
    15                    0.00              5   No                 Industrial             Yes
    17                    0.00             10   No                 Retail                 Yes
    21                    0.00             10   No                 Office                 Yes
    24                    0.00              7   No                 Multifamily            Yes
    26                    0.00              7   No                 Industrial             Yes
    28                    0.00              7   Yes                Retail                 Yes
    29                    0.00              7   No                 Retail                 Yes
    31                    0.00              7   No                 Office                 Yes
    32                    0.00              0   No                 Hotel                  Yes
    37                    0.00              0   No                 Hotel                  Yes
    38                    0.00              7   No                 Multifamily            Yes
    40                    0.00              7   Yes                Office                 Yes
    42                    0.00             10   Yes                Office                 Yes
    44                    0.00              7   No                 Office                 Yes
    46                    0.00              7   No                 Office                 Yes
    47                    0.00             10   No                 Mixed Use              Yes
    50                    0.00              7   No                 Retail                 Yes
    51                    0.00              7   No                 Retail                 Yes
    52                    0.00              7   No                 Retail                 No
    54                    0.00              7   No                 Retail                 Yes
    58                    0.00             10   No                 Multifamily            Yes
    59                    0.00              7   No                 Multifamily            Yes
    62                    0.00              7   No                 Office                 Yes
    64                    0.00              7   No                 Manufactured Housing   Yes
    66                    0.00             10   Yes                Hotel                  Yes
    67                    0.00              7   No                 Office                 Yes
    68                    0.00             10   No                 Multifamily            Yes
    69                    0.00              7   No                 Office                 Yes
    70                    0.00              7   No                 Multifamily            Yes
    71                    0.00              7   No                 Multifamily            Yes
    76                    0.00              7   No                 Office                 Yes
    79                    0.00              7   No                 Multifamily            Yes
    80                    0.00              7   No                 Retail                 Yes
    83                    0.00              7   No                 Office                 Yes
    84                    0.00              7   Yes                Retail                 Yes
    85                    0.00              7   No                 Office                 Yes
    89                    0.00              7   No                 Office                 Yes
    90                    0.00             10   No                 Office                 Yes
    91                    0.00              7   No                 Multifamily            Yes

    92                    0.00              7   No                 Multifamily            Yes
    93                    0.00              7   No                 Retail                 Yes
    94                    0.00              7   No                 Hotel                  Yes
    96                    0.00              7   No                 Manufactured Housing   Yes
    97                    0.00              7   No                 Manufactured Housing   Yes
    98                    0.00              7   No                 Multifamily            Yes
    99                    0.00              7   Yes                Retail                 Yes
   100                    0.00              7   No                 Multifamily            Yes
   103                    0.00              7   No                 Retail                 Yes
   104                    0.00              7   No                 Retail                 Yes
   105                    0.00              7   No                 Retail                 Yes
   106                    0.00              7   No                 Manufactured Housing   Yes
   107                    0.00              7   Yes                Industrial             Yes
   110                    0.00              7   No                 Retail                 Yes
   111                    0.00              7   No                 Multifamily            No
   112                    0.00              7   No                 Manufactured Housing   Yes
   113                    0.00              7   Yes                Office                 Yes
   114                    0.00             10   No                 Office                 Yes
   115                    0.00              7   No                 Multifamily            Yes
   118                    0.00              7   No                 Multifamily            Yes
118.01                                      7   No                 Multifamily
118.02                                      7   No                 Multifamily
   119                    0.00              7   No                 Manufactured Housing   Yes
   120                    0.00              7   No                 Office                 Yes

Loan #   Interest Accrual Period   Loan Group   Final Maturity Date   Remaining Amortization Term for Balloon Loans
------   -----------------------   ----------   -------------------   ---------------------------------------------
     1   Actual/360                         1
  1.01                                      1

  1.02                                      1
  1.03                                      1

  1.04                                      1

  1.05                                      1
  1.06                                      1
  1.07                                      1
  1.08                                      1


  1.09                                      1
   1.1                                      1
  1.11                                      1

  1.12                                      1
  1.13                                      1
  1.14                                      1
  1.15                                      1
  1.16                                      1
  1.17                                      1

  1.18                                      1
     2   Actual/360                         1
  2.01                                      1
  2.02                                      1
     4   Actual/360                         1

     6   Actual/360                         1


  6.01                                      1
  6.02                                      1
  6.03                                      1
  6.04                                      1
  6.05                                      1
  6.06                                      1
  6.07                                      1
     9   Actual/360                         1
    10   Actual/360                         1                                                                   360
    11   Actual/360                         1
    12   Actual/360                         1                                                                   360
    13   Actual/360                         1                                                                   360
    14   Actual/360                         1                                                                   360
    15   Actual/360                         1                                                                   360
    17   Actual/360                         1                                                                   360
    21   Actual/360                         1                                                                   360
    24   Actual/360                         2                                                                   360
    26   Actual/360                         1                                                                   360
    28   Actual/360                         1                                                                   360
    29   Actual/360                         1                                                                   360
    31   Actual/360                         1                                                                   360
    32   Actual/360                         1                                                                   240
    37   Actual/360                         1                                                                   240
    38   Actual/360                         2                                                                   360
    40   Actual/360                         1                                                                   360
    42   Actual/360                         1                                                                   300
    44   Actual/360                         1                                                                   360
    46   Actual/360                         1                                                                   360
    47   Actual/360                         1                                                                   360
    50   Actual/360                         1                                                                   360
    51   Actual/360                         1                                                                   360
    52   Actual/360                         1                                                                   360
    54   Actual/360                         1                                                                   360
    58   Actual/360                         2                                                                   360
    59   Actual/360                         2                                                                   360
    62   Actual/360                         1                                                                   360
    64   Actual/360                         1                                                                   360
    66   Actual/360                         1                                                                   300
    67   Actual/360                         1                                                                   360
    68   Actual/360                         2                                                                   360
    69   Actual/360                         1                                                                   360
    70   Actual/360                         2                                                                   360
    71   Actual/360                         2                                                                   360
    76   Actual/360                         1                                                                   360
    79   Actual/360                         2                                                                   360
    80   Actual/360                         1                                                                   360
    83   Actual/360                         1                                                                   360
    84   Actual/360                         1                                                                   360
    85   Actual/360                         1                                                                   360
    89   Actual/360                         1                                                                   360
    90   Actual/360                         1                                                                   360
    91   Actual/360                         2                                                                   360

    92   Actual/360                         2                                                                   360
    93   Actual/360                         1                                                                   360
    94   Actual/360                         1                                                                   360
    96   Actual/360                         2                                                                   360
    97   Actual/360                         2                                                                   360
    98   Actual/360                         2                                                                   360
    99   Actual/360                         1                                                                   360
   100   Actual/360                         2                                                                   360
   103   Actual/360                         1                                                                   360
   104   Actual/360                         1                                                                   360
   105   Actual/360                         1                                                                   360
   106   Actual/360                         1                                                                   360
   107   Actual/360                         1                                                                   360
   110   Actual/360                         1                                                                   360
   111   Actual/360                         2                                                                   360
   112   Actual/360                         1                                                                   360
   113   Actual/360                         1                                                                   360
   114   Actual/360                         1                                                                   360
   115   Actual/360                         2                                                                   360
   118   Actual/360                         2                                                                   360
118.01                                      2                                                                   360
118.02                                      2                                                                   360
   119   Actual/360                         1                                                                   360
   120   Actual/360                         1                                                                   300

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of September 1, 2006, between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of September 1, 2006, between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances, and to the extent that the Mortgaged Property is a hotel, such personal property includes all personal property reasonably required to operate the related Mortgaged Property as it is currently being operated by the Mortgagor. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those which were bonded or escrowed for or are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below), except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than a Mortgage Loan as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exception regarding the encroachment upon any material easements of any material permanent improvements located at the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Insurance Policy affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or material misrepresentation, (ii) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) any act of actual waste, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage
            Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File and no such alterations, impairments, modifications, or waivers have been completed or consented to since August 1, 2006.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property; provided, that solely for purposes of this Representation 19(b), the Seller's knowledge shall include the knowledge of any servicer that has serviced the Mortgage Loan on behalf of the Seller. The "knowledge" of any such Seller as it relates to the knowledge of any servicer shall be deemed to be knowledge derived from the servicer by the Seller based on a specific inquiry regarding condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I, as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies or providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and
(ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 450 or 475 year return period, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:VIII" by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller or, to the knowledge of the Seller, any predecessor or prior servicer with respect to the Mortgage Loan, have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses of the holder of the Mortgage associated with assumptions or transfers of interest in connection with any repayment of the Mortgage Loan on the related Mortgaged Property. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan. In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all fees, including, without limitation, reasonable attorney's fees, associated with the defeasance of the Mortgage Loan and all other expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of any Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater,
(1) a REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean (x) a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and (y) if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each report in clauses (x) and (y) prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT



None.

                                 SCHEDULE II

                         MORTGAGED PROPERTY FOR WHICH
                           ENVIRONMENTAL INSURANCE

1. RREEF Silicon Valley Office Portfolio (all properties)

2. Centro Portfolio (Campus Village and Century Plaza properties)

3. FILA USA Distribution Facility

                                                               EXHIBIT C

                                                          JPMCC 2006 - CIBC16
                                                     Exceptions to Representations

Representation #(4)
-------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------
         2           One & Two Prudential Plazas            The Mortgaged Property secures the Mortgage Loan and another note, which is pari passu with the Mortgage Note which evidences the Mortgage Loan, but such other note is not included in the trust fund and has been previously sold by the Seller. The purchaser of such note has an interest in the Mortgage File related to such Mortgage Loan.

         111         Liberty Arms Apartments                The Mortgaged Property secures the Mortgage Loan and a B-Note held by
                                                            CBA Mezzanine Capital Finance, LLC.

         44          23-27 Robert Pitt Drive                The Mortgaged Property secures the Mortgage Loan and a B-Note held by
                                                            CBA Mezzanine Capital Finance, LLC.

         59          Standard Woods Apartments              The Mortgaged Property secures the Mortgage Loan and a B-Note held by
                                                            CBA Mezzanine Capital Finance, LLC.

         1           RREEF Silicon Valley Office            The Mortgaged Property secures the Mortgage Loan (consisting of a Fixed
                     Portfolio                              Rate A-1 Note), a Fixed Rate A-2 Note (which is pari passu with the
                                                            Mortgage Loan and is not included in the trust fund) and a Floating Rate
                                                            A Note and Floating Rate B Note (which are pari passu with the Mortgage
                                                            Loan and Fixed Rate A-2 Note and are not included in the trust fund).



Representation #(6)
-------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            The Mortgaged Property secures the Mortgage Loan and another note, which is pari passu with the Mortgage Note which evidences the Mortgage Loan, but such other note is not included in the trust fund.


         89          177-179 Admiral Cochrane Drive         The Mortgaged Loan is structured as an indemnity deed of trust ("IDOT"), under which the Mortgage Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged
                                                            Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

         94          Lexington Park Fairfield Inn           The Mortgaged Loan is structured as an IDOT, under which the Mortgage
                                                            Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

         113         Citizens National Bank Building        The Mortgaged Loan is structured as an IDOT, under which the Mortgage
                                                            Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

         62          5283 Corporate Drive                   The Mortgaged Loan is structured as an IDOT, under which the Mortgage
                                                            Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. The guarantor of the Mortgage Note owns the Mortgaged Property and thus has an interest in the lease payments.

         6           Centro Portfolio                       A portion of the Mortgaged Loan is structured as an IDOT, under which the Mortgage Note is secured by an indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property. A guarantor of the Mortgage Note owns one of the Mortgaged Properties and thus has an interest in the lease payments.

         1           RREEF Silicon Valley Office            The Mortgaged Property secures the Mortgage Loan (consisting of a Fixed
                     Portfolio                              Rate A-1 Note), a Fixed Rate A-2 Note (which is pari passu with the
                                                            Mortgage Loan and is not included in the trust fund) and a Floating Rate
                                                            A Note and Floating Rate B Note (which are pari passu with the Mortgage
                                                            Loan and Fixed Rate A-2 Note and are not included in the trust fund).



         46          Newport Trade Center                   The mortgagee subordinated the deed of trust to a temporary construction easement (12 months) granted to the County of Orange.

Representation #(7)
-------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         89          177-179 Admiral Cochrane Drive         Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged
                                                            Property instead of the related Mortgagor.

         94          Lexington Park Fairfield Inn           Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged
                                                            Property instead of the related Mortgagor.

         113         Citizens National Bank Building        Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged
                                                            Property instead of the related Mortgagor.

         62          5283 Corporate Drive                   Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged
                                                            Property instead of the related Mortgagor.

         6           Centro Portfolio                       Because a portion of the Mortgage Loan is structured for tax purposes as an IDOT, a guarantor of the Mortgage Note is the owner of one of the related Mortgaged Properties instead of the related Mortgagor.

Representation #(10a)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         10          875 East Wisconsin                     The applicable non-recourse carveout for waste is limited to the extent cash flow from the Mortgaged Property is sufficient to prevent the waste.

         69          Academy Point Atrium II                The Mortgage Loan was made in connection with a Section 1031 reverse tax deferred exchange. So long as the exchange intermediary is the sole member of the Mortgagor, the non-recourse carveouts are limited solely to "the misapplication or misappropriation of insurance proceeds or condemnation awards." This limitation does not apply to any guarantor of the Mortgage Loan.

                                                            The applicable non-recourse carveout concerning fraud or material misrepresentation is limited to affiliates, agents or employees under the control of the Mortgagor or guarantor.

         2           One & Two Prudential Plazas            The liability of one of the guarantors is limited to $25,000,000.

                                                            The applicable non-recourse carveouts are limited to (i) "intentional material misrepresentation" (instead of "material misrepresentation");
                                                            (ii) "misapplication or misappropriation of rents after an event of default" (instead of "misapplication or misappropriation of rents"); and
                                                            (iii) "actual intentional waste" (instead of "actual waste").

         26          FILA USA Distribution Facility         There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                                                            The non-recourse carveout for material misrepresentation has been limited to "intentional material misrepresentation" (instead of
                                                            "material misrepresentation"). The non-recourse carveouts for fraud, willful misconduct or intentional material misrepresentations are limited to mortgagee's actual losses.

                                                            The environmental indemnity contains a 5 year sunset provision.

         68          Pembroke Pointe                        The applicable non-recourse carveouts are limited to "misapplication or misappropriation of rents during the continuance of an event of default"
                                                            (instead of "misapplication or misappropriation of rents") and
                                                            "misapplication or misappropriation of insurance proceeds or condemnation awards during the continuance of an event of default"
                                                            (instead of "misapplication or misappropriation of insurance proceeds or condemnation awards").

                                                            Additionally, the applicable non-recourse carveouts are limited to (i)
                                                            "intentional material misrepresentation" (instead of "material misrepresentation"), (ii) "intentional material actual waste" (instead of "actual waste") and (iii) "material breach of environmental covenants" (instead of "breach of environmental covenants").

         114         Crescendo Office                       The applicable non-recourse carveouts are limited to (i)
                                                            "misappropriation of rents in violation of the Mortgage Loan documents"
                                                            (instead of "misapplication or misappropriation of rents"); (ii)
                                                            "misapplication or misappropriation of insurance proceeds or condemnation awards in violation of the Mortgage Loan documents (instead of "the misapplication or misappropriation of insurance proceeds or condemnation awards"); and (iii) willful misconduct which has a material adverse impact on the Mortgaged Property or actual intentional waste"
                                                            (instead of "actual waste").

                                                            The applicable non-recourse carveouts are limited with respect to the guarantor only, not the Mortgagor.

                                                            Only with respect to the applicable non-recourse carveout for "fraud, willful misconduct or material representation", there is no individual or entity other than the Mortgagor who is liable.

         47          Concord Place                          The applicable non-recourse carveouts are limited to (i)
                                                            "misappropriation of rents in violation of the Mortgage Loan documents"
                                                            (instead of "misapplication or misappropriation of rents"); (ii)
                                                            "misapplication or misappropriation of insurance proceeds or condemnation awards in violation of the Mortgage Loan documents (instead of "the misapplication or misappropriation of insurance proceeds or condemnation awards"); and (iii) willful misconduct which has a material adverse impact on the Mortgaged Property or actual intentional waste"
                                                            (instead of "actual waste").

                                                            The applicable non-recourse carveouts are limited with respect to the guarantor only, not the Mortgagor.

                                                            Only with respect to the applicable non-recourse carveout for "fraud, willful misconduct or material representation", there is no individual or entity other than the Mortgagor who is liable.

         17          Fountain Place Shopping Center         There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

         42          Infor Global Solutions Office          The applicable non-recourse carveouts are limited to "the misapplication
                     Building                               or misappropriation of rents during the continuance of an event of default" (instead of "misapplication or misappropriation").

                                                            The non-recourse carveout does not cover "actual waste".

                                                            The environmental indemnity contains a 3 year sunset provision.

         52          Montwood Shopping Center               The applicable non-recourse carveout concerning fraud or material misrepresentation is limited to agents under the control of the
                                                            Mortgagor or guarantor.

         40          Nationwide Insurance Bldg              The applicable non-recourse carveout concerning fraud or material misrepresentation is limited to affiliates, agents or employees under the control of the Mortgagor or guarantor.

         106         Southwest Estates                      Waste is limited to any act or omission for which the foreseeable result would materially reduce the value of the Mortgaged Property. Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         112         Rockland Mobile Home Park              Waste is limited to any act or omission for which the foreseeable result would materially reduce the value of the Mortgaged Property. Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         97          Mansard du Lac                         Waste is limited to any act or omission for which the foreseeable result would be to materially reduce the value of the Mortgaged Property.
                                                            Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         119         Lakeside LLC                           Waste is limited to any act or omission for which the foreseeable result would be to materially reduce the value of the Mortgaged Property.
                                                            Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         120         Olympia LLC                            Waste is limited to any act or omission for which the foreseeable result would be to materially reduce the value of the Mortgaged Property.
                                                            Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         96          Book Walter Woods                      Waste is limited to any act or omission for which the foreseeable result would be to materially reduce the value of the Mortgaged Property.
                                                            Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         64          Paradise LLC                           Waste is limited to any act or omission for which the foreseeable result would be to materially reduce the value of the Mortgaged Property.
                                                            Failure to pay debt service, insurance premiums or property taxes is specifically excluded from the definition of waste.

         21          Colwick Executive Center               The applicable non-recourse carveout is limited to "actual intentional physical waste" (instead of "actual waste").

         9           Fairmont Hotel Dallas                  There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

         54          Gainesville Towne Center               The applicable non-recourse carveouts are limited to (i) "intentional misapplication or misappropriation of insurance proceeds or condemnation awards" (instead of "misapplication or misappropriation of insurance proceeds or condemnation awards"); (ii) misapplication or
                                                            misappropriation of rents after an event of default" (instead of
                                                            "misapplication or misappropriation of rents"); and (iii) "actual intentional waste" (instead of "actual waste").

         13          Eastover Shopping Center               There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts with respect to misapplication or misappropriation of rents, insurance proceeds or condemnation awards or actual waste.

                                                            The applicable non-recourse carveouts are limited to (i) "material intentional misrepresentation" (instead of "material misrepresentation")
                                                            and (ii) "misapplication or misappropriation of rents collected more than 30 days in advance" (instead of "misapplication or misappropriation of rents").

         11          Westfield Richland Mall                There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

         6           Centro Portfolio                       There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

         1           RREEF Silicon Valley Office
                     Portfolio                              There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                                                            The applicable non-recourse carveouts are limited to (i) "intentional misrepresentation" (instead of "material misrepresentation"); (ii)
                                                            "misapplication or misappropriation of rents after the occurrence and during the continuance of a default or event of default and collected more than 30 days in advance" (instead of "misapplication or misappropriation of rents"); and (iii) "intentional waste" (instead of
                                                            "actual waste").

Representation #(10c)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         89          177-179 Admiral Cochrane Drive         The Mortgage Loan is structured as an IDOT, and while the related
                                                            Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

         94          Lexington Park Fairfield Inn           The Mortgage Loan is structured as an IDOT, and while the related
                                                            Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

         113         Citizens National Bank Building        The Mortgage Loan is structured as an IDOT, and while the related
                                                            Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

         62          5283 Corporate Drive                   The Mortgage Loan is structured as an IDOT, and while the related
                                                            Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

         6           Centro Portfolio                       A portion of the Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage Note, the Mortgage was given by an indemnity guarantor.

Representation #(10d)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            The terms of certain Mortgage Loan documents were modified after August
                                                            1, 2006 to condition the completion of capital repairs only to the extent that the Mortgagor deems necessary to maintain the Mortgaged
                                                            Property in good and safe condition.

         64; 120;    Paradise LLC; Olympia LLC;             After August 1, 2006, certain Mortgage Loan documents were altered to
         44; 107     23-27 Robert Pitt Drive;               correct minor scriveners' errors.
                     2160 Erie Street

         114         Crescendo Office                       The terms of certain Mortgage Loan documents were modified after August
                                                            1, 2006 to provide for guarantor indemnification for any losses that are the result of the Mortgagor not having a permanent certificate of occupancy.

         10          875 East Wisconsin                     The terms of certain Mortgage Loan documents were modified after August
                                                            1, 2006 to include additional Mortgagors, as contemplated by the
                                                            Mortgage Loan documents, and to consent to the transfer of ownership interests in an existing Mortgagor to a preapproved transferee.

         1           RREEF Silicon Valley Office            The terms of certain Mortgage Loan documents were modified after August
                     Portfolio                              1, 2006 to make the Fixed Rate A-2 Note, Floating Rate A Note and
                                                            Floating Rate B Note pari passu with the Mortgage Loan and to change the amounts required to be escrowed for repairs to the Mortgaged Properties and the procedures for releasing such funds.

         28          Westgate Shopping Center               The previous Mortgagor sold the Mortgaged Property to a new Mortgagor who has assumed the Mortgage Loan.

Representation #(12)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            One of the buildings may be released from the lien of the Mortgage upon payment of 115% of the Allocated Loan Amount if conveyed to a third party or 120% of the Allocated Loan Amount if conveyed to an affiliate in connection with a condominium conversion.

         6           Centro Portfolio                       Each Centro 38 property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount to such property.

         1           RREEF Silicon Valley Office            Each RREEF property may be released from the lien of the Mortgage upon
                     Portfolio                              defeasance of an amount equal to between 105% and 115% of the allocated loan amount to such property.

Representation #(14)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         62          5283 Corporate Drive                   The value of the Mortgaged Property reflected in the most recent appraisal is shown "as-stabilized" and assumes occupancy of space that has not yet occurred. The mortgagee established escrows at origination relating to the lease-up of the Mortgaged Property

Representation #(16)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         114         Crescendo Office                       Pursuant to an undelivered items letter, the Mortgagor must obtain a permanent certificate of occupancy by October 16, 2006. The temporary certificate of occupancy expires November 30, 2006. The Mortgagor has agreed to indemnify the mortgagee for any losses that are the result of the Mortgagor not having a permanent certificate of occupancy.

         118         Plaza Arms Apartment Portfolio         One of the Plaza Arms Apartment Portfolio properties is legally nonconforming due to setback and area violations. According to the zoning report, the Mortgaged Property can be rebuilt as-is, provided less than 75% of the Mortgaged Property is destroyed. The Mortgagor has not obtained law and ordinance coverage. Any loss resulting from such nonconforming use is a full recourse event until the Mortgagor provides law and ordinance coverage acceptable to mortgagee.

                                                            Both of the Plaza Arms Apartment Portfolio properties are legally nonconforming due to deficient parking.

         40          Nationwide Insurance Building          According to the zoning report, the Mortgaged Property is nonconforming, subject to the re-striping of an additional 2 parking spaces.

         67          Skyline Leesburg Pike                  The Mortgagor is obligated to obtain non-residential use permits for all tenants and subtenants pursuant to the terms of the Mortgage Loan documents.

         52          Montwood Shopping Center               The Mortgaged Property is nonconforming due to deficient parking. The
                                                            Mortgagor is required to re-stripe pursuant to applicable Mortgage Loan documents.

         85          Stone Plaza Office Building            The Mortgaged Property is nonconforming due to deficient parking. The
                                                            Mortgagor is required to re-stripe pursuant to applicable Mortgage Loan documents. 80; 15; 111; 59 Wayne Heights Mall; Parkway Business Center;
                                                            Liberty Arms Apartments; The respective Mortgaged Properties are legally
                                                            Standard Woods Apartments nonconforming due to deficient parking.


    80; 15; 111; 59   Wayne Heights Mall;                   The respective Mortgaged Properties are legally nonconforming due to
                      Parkway Business Center;              deficient parking.
                      Liberty Arms Apartments;
                      Standard Woods Apartments

         1           RREEF Silicon Valley Office            Five of the RREEF Silicon Valley Office Portfolio properties (Peery Park
                     Portfolio                              Biotech, Peery Park I, Peery Park II, Macara A&B and Sunnyvale/Santa
                                                            Clara/San Jose) are legally nonconforming due to excessive parking.

Representation #(17)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         68          Pembroke Pointe                        The Mortgaged Property was subdivided immediately prior to origination of the Mortgage Loan and it is currently taxed with other property.
                                                            Commencing with the tax year 2007, the Mortgaged Property will be assessed as two new separate and contiguous tax parcels, which tax parcels will include no property other than the Mortgaged Property.

         93          Emporia Marketplace                    The related Mortgaged Property was recently administratively subdivided.
                                                            Pursuant to an undelivered items letter, the Mortgagor has agreed to obtain a new tax identification number for the Mortgaged Property and provide proof of the new tax identification number within 30 days of receipt from the taxing authority. The additional parcel is not included as security for the Mortgage Loan. Until the Mortgagor provides the mortgagee with satisfactory evidence of a separate and new tax identification number and assessment by the taxing authority, the
                                                            Mortgagor is required to escrow funds sufficient to pay all taxes and assessments on both the Mortgaged Property and the additional parcel.

         28          Westgate Shopping Center               The Mortgaged Property is included in a tax parcel which also contains a certain tract of undeveloped land consisting of approximately 8.165 acres which is located adjacent to the land (the "Outparcel"). The
                                                            Mortgagor does not hold title to the Outparcel and it is not included as security for the Mortgage Loan. Until the Mortgaged Property is
                                                            separated into a single tax parcel that does not include the Outparcel, the Mortgagor is required to escrow with the mortgagee funds sufficient to pay all taxes and assessments on both the Mortgaged Property and the
                                                            Outparcel. Pursuant to the Mortgage Loan documents, the mortgagee is required to (i) separate the Mortgaged Property from the Outparcel so that the Mortgaged Property is a separate and distinct tax parcel, and
                                                            (ii) have the Mortgaged Property platted separately from the Outparcel.

Representation #(19a)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         47          Concord Place                          The mortgagee waived escrows for immediate repairs in the amount of
                                                            $16,650 recommended by the property condition report.

         2           One & Two Prudential Plazas            The mortgagee waived escrows for immediate repairs in the amount of
                                                            $205,840 recommended by the property condition report. 50; 4; 32; 104;
                                                            110; 93; 54 Times Square Shopping Center; Sequoia Plaza; Embassy Suites-
                                                            Charlotte; Wythe Creek; Office The mortgagee waived escrows for immediate repairs in an Value; Emporia Marketplace; amount less than
                                                            $5,000 recommended by the property Gainesville Towne Center condition report.

        50;          Times Square Shopping Center;          The mortgagee;waived escrows for immediate repairs in an amount less
         4;          Sequoia Plaza;                         than $5,000 recommended by the property condition report.
        32;          Embassy Suites- Charlotte;
       104;          Wythe Creek;
       110;          Office Value;
        93;          Emporia Marketplace;
        54           Gainesville Towne Center

         37          Embassy Suites-Indianapolis            The mortgagee waived escrows for immediate repairs in the amount of
                                                            $100,000 recommended by the property condition report.
                                                            The immediate repairs are being completed in conjunction with
                                                            Mortgagor's current $5.3 million property improvement plan.

         6           Centro Portfolio                       The mortgagee waived escrows for immediate repairs in the amount of
                                                            $7,000 recommended by the property condition report for the Village of
                                                            Mableton property.

         1           RREEF Silicon Valley Office            The property condition recommended immediate repairs in the amount of
                     Portfolio                              $6,214,459. The mortgagee waived escrows for immediate repairs in the amount of $5,000,000 and the Mortgagor escrowed the remaining
                                                            $1,518,458.70.

         67          Skyline Leesburg Pike                  The Property Condition Assessment was completed more than twelve months prior to the cut-off date.

         40          Nationwide Insurance Building          The mortgagee waived escrows for immediate repairs in the amount of
                                                            $5,000 recommended by the property condition report.

         96          Book Walter Woods                      The property condition recommended immediate repairs in the amount of
                                                            $25,150. The mortgagee waived escrows for immediate repairs in the amount of $15,000 and the Mortgagor escrowed 125% of the remaining
                                                            $10,150.

         14          Crowne Plaza Dulles Airport            The mortgagee waived escrows for immediate repairs in the amount of
                                                            $81,860 recommended by the property condition report.

Representation #(20a-i)
-----------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         1           RREEF Silicon Valley Office            One of the RREEF Silicon Valley Office Portfolio properties (North Point
                     Portfolio                              Business Park) includes a parking area which the Mortgagor holds pursuant to a ground lease, expiring on September 30, 2024.
                                                            The parking area of the fee ownership portion of the Mortgaged Property is sufficient to satisfy current zoning requirements.

Representation #(21a)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         67          Skyline Leesburg Pike                  The Phase I Environmental Assessment was completed more than twelve months prior to the origination date.

         1           RREEF Silicon Valley Office            Mortgagee obtained Environmental Desk Top reviews of existing Phase I
                     Portfolio                              reports that were prepared for the Mortgagor as part of the acquisition.

Representation #(21b)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         96          Book Walter Woods                      The Environmental Site Assessment recommended the implementation of an asbestos operations and maintenance plan ("O&M Plan"), but it was not required by the mortgagee at closing. The Mortgagor is not obligated to implement an O&M Plan unless and until subsequent demolition and/or remodeling is undertaken at the Mortgaged Property.

Representation #(21d)
---------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         42          Infor Global Solutions Office          The environmental indemnity contains a 3 year sunset provision.
                     Building

         26          FILA USA Distribution Facility         The environmental indemnity contains a 5 year sunset provision.

Representation #(22)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         26          FILA USA Distribution Facility         Mortgagor may maintain all-risk insurance with a deductible that does not exceed $50,000 so long as the Mortgagor or its affiliates control the Mortgaged Property.

                                                            Mortgagor may maintain comprehensive commercial general liability insurance with a $5,000 deductible; provided however, that such deductible may be increased to not more than $100,000 so long as the
                                                            Mortgagor or its affiliates control the Mortgaged Property.

         111         Liberty Arms Apartments                Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $1,000.

                                                            Evidence of renewal of insurance is due not less than 15 days prior to policy expiration (instead of 30 days).

         17          Fountain Place Shopping Center         Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $1,000.

         40          Nationwide Insurance Bldg              Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $10,000.

         24          Orchards of Landen                     Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $10,000.

         9           Fairmont Hotel Dallas                  Mortgagor may maintain all-risk insurance and comprehensive commercial general liability insurance with a deductible that does not exceed
                                                            $75,000 each.

                                                            Instead of the customary 30 day notice, no evidence of renewal of insurance prior to policy expiration is necessary.

         59          Standard Woods Apartments              Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $1,000.

         58          Regal Court Apartments                 Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $5,000.

         32          Embassy Suites-Charlotte               Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000.

                                                            For all-risk, business interruption, and boiler and machinery coverage, the Mortgagor is permitted to use a syndicate of insurance providers so long as at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) have a claims-paying ability of "A" by S&P or "A:VIII" by
                                                            A.M. Best. The balance of the coverage for such insurance, if any, must be with insurance companies having a claims-paying ability of "BBB-" by
                                                            S&P and "A:VIII" by A.M. Best. In addition, all other insurance shall be provided by providers with a claims-paying ability of "A" by all rating agencies and "A:IX" by A.M. Best.

         37          Embassy Suites-Indianapolis            Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000.

                                                            For all-risk, business interruption, and boiler and machinery coverage, the Mortgagor is permitted to use a syndicate of insurance providers so long as at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) have a claims-paying ability of "A" by S&P or "A:VIII" by
                                                            A.M. Best. The balance of the coverage for such insurance, if any, must be with insurance companies having a claims-paying ability of "BBB-" by
                                                            S&P and "A:VIII" by A.M. Best. In addition, all other insurance shall be provided by providers with a claims-paying ability of "A" by all rating agencies and "A:IX" by A.M. Best.

         1           RREEF Silicon Valley Office            Mortgagor may maintain all-risk insurance with a deductible that does
                     Portfolio                              not exceed $100,000.

                                                            The Mortgagor is required to carry Insurance Policies from carriers having a claims-paying ability rating of "A" or better (or the equivalent thereof) by at least two (2) of the rating agencies rating the Certificates, or, if only one rating agency is rating the
                                                            Certificates, then only by such rating agency; provided, however, that if insurance is provided by a syndicate, the insurers will be acceptable if: (i) the first layer of coverage under such insurance will be provided by carriers with a minimum financial strength rating by S&P of
                                                            "A" or better; (ii) 60% (75% if there are four or fewer members in the syndicate) of the aggregate limits under such Insurance Policies must be provided by carriers with a minimum financial strength rating from S&P of "A" or better and (iii) the financial strength rating from S&P for each carrier in the syndicate should be at least "BBB". The Mortgagor has the right to accept carriers with respect to earthquake coverage, which do not satisfy the rating requirements if the mortgagee determines there is a limited market availability for such carriers.

         99          Walgreens-Summerville, SC              Walgreens, the sole tenant of the Mortgaged Property under a triple net lease, self insures.

Representation #(27)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         89          177-179 Admiral Cochrane Drive         This loan is secured by an IDOT. The indemnity grantor, and not the
                                                            Mortgagor, is required to provide financial information to the mortgagee.

         94          Lexington Park Fairfield Inn           This loan is secured by an IDOT. The indemnity grantor, and not the
                                                            Mortgagor, is required to provide financial information to the mortgagee.

         113         Citizens National Bank Building        This loan is secured by an IDOT. The indemnity grantor, and not the
                                                            Mortgagor, is required to provide financial information to the mortgagee.

         62          5283 Corporate Drive                   This loan is secured by an IDOT. The indemnity grantor, and not the
                                                            Mortgagor, is required to provide financial information to the mortgagee.

         6           Centro Portfolio                       A portion of this loan is secured by an IDOT. With respect to the IDOT related property, the indemnity grantor, and not the Mortgagor, is required to provide financial information to the mortgagee.

Representation #(29)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         6; 11       Centro Portfolio, Westfield Richland   The original principal balance of the Centro Portfolio Mortgage Loan and
                     Mall                                   the Westfield Richland Mall Mortgage Loan, which loans are to Mortgagors under common sponsorship, represent more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the trust fund.

Representation #(32)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         10          875 East Wisconsin                     One of the tenant in common Mortgagors is undertaking a reverse 1031 exchange (the "Reverse Investor"). In connection therewith, the limited liability company interests of the Reverse Investor are currently owned by a third party 1031 tax deferred exchange agent pursuant to an exchange agreement which requires the agent to transfer such membership interests to the parent of the Reverse Investor within 180 days. The foregoing transfer is preapproved and not subject to mortgagee's consent under the terms of the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         69          Academy Point Atrium II                The Mortgage Loan was made in connection with a Section 1031 reverse tax deferred exchange. The Mortgage Loan documents require the exchange intermediary to transfer controlling interests in the Mortgagor to the guarantor within 180 days of the origination date to consummate the tax deferred exchange.

         47          Concord Place                          Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         114         Crescendo Office                       Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         2           One & Two Prudential Plazas            Certain owners of the Mortgagor have pledged their ownership interests in the Mortgagor to secure a mezzanine loan in the amount of
                                                            $60,000,000, which mezzanine loan is held by NRF Capital LP. Subject to the satisfaction of certain conditions, the Mortgage Loan documents permit certain other transfers of ownership interests to affiliates and other entities.

         107         2160 Erie Street                       The Mortgage Loan documents permit each principal of the Mortgagor to transfer a portion of its respective interest in the Mortgagor so long as after any and all such transfers, each of the principals maintains at least a 1% ownership interest in the Mortgagor. In addition, the
                                                            Mortgage Loan Documents provide that the removal of one of the original managers of the Mortgagor will not be deemed a transfer so long as the other original manager remains a manager of the Mortgagor.

         26          FILA USA Distribution Facility         Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         42          Infor Global Solutions Office          Subject to the satisfaction of certain criteria, certain other transfers
                     Building                               to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         91          Springtree Meadows Apartments          Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         28          Westgate Shopping Center               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         44          23-27 Robert Pitt Drive                Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         106         Southwest Estates                      Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         112         Rockland Mobile Home Park              Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         97          Mansard du Lac                         Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         119         Lakeside LLC                           Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         120         Olympia LLC                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         96          Book Walter Woods                      Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         64          Paradise LLC                           Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         21          Colwick Executive Center               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         9           Fairmont Hotel Dallas                  Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         54          Gainesville Towne Center               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         52          Montwood Shopping Center               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         24          Orchards of Landen                     Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         4           Sequoia Plaza                          Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         32          Embassy Suites-Charlotte               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         37          Embassy Suites-Indianapolis            Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         13          Eastover Shopping Center               Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

         66          Fairfield Inn & Suites Sacramento      Subject to the satisfaction of certain criteria, the Mortgage Loan
                     Airport                                documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         11          Westfield Richland Mall                Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         6           Centro Portfolio                       Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                            Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

         1           RREEF Silicon Valley Office Portfolio  Subject to the satisfaction of certain criteria, certain other transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

Representation #(33)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            The Mortgaged Property secures the Mortgage Loan and another note, which is pari passu with the Mortgage Note which evidences the Mortgage Loan, but such other note is not included in the trust fund and has been previously sold by Seller.

         1           RREEF Silicon Valley Office            The Mortgaged Property secures the Mortgage Loan (consisting of a Fixed
                     Portfolio                              Rate A-1 Note), a Fixed Rate A-2 Note (which is pari passu with the
                                                            Mortgage Loan and is not included in the trust fund) and a Floating Rate
                                                            A Note and Floating Rate B Note (which are pari passu with the Mortgage
                                                            Loan and Fixed Rate A-2 Note and are not included in the trust fund).

Representation #(35)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            One of the buildings may be released from the lien of the Mortgage upon payment of 115% of the Allocated Loan Amount if conveyed to a third party or 120% of the Allocated Loan Amount if conveyed to an affiliate in connection with a condominium conversion.

         6           Centro Portfolio                       Each Centro 38 property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount to such property.

         1           RREEF Silicon Valley Office            Each RREEF Silicon Valley Office Portfolio property may be Portfolio released from the lien of the Mortgage upon defeasance of an amount equal to between 105% and 115% of the allocated loan amount to such property.

Representation #(36)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         89          177-179 Admiral Cochrane Drive         Because the Mortgage Loan is structured for tax purposes as an IDOT, the indemnity guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

         94          Lexington Park Fairfield Inn           Because the Mortgage Loan is structured for tax purposes as an IDOT, the indemnity guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

         113         Citizens National Bank Building        Because the Mortgage Loan is structured for tax purposes as an IDOT, the indemnity guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

         62          5283 Corporate Drive                   Because the Mortgage Loan is structured for tax purposes as an IDOT, the indemnity guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.

         6           Centro Portfolio                       Because a portion of the Mortgage Loan is structured for tax purposes as an IDOT, the indemnity guarantor of the IDOT owns the related Mortgaged
                                                            Property instead of the related Mortgagor.

Representation #(37)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         52          Montwood Shopping Center               The Mortgaged Property is nonconforming due to deficient parking. The
                                                            Mortgagor is required to re-stripe pursuant to applicable Mortgage Loan documents.

         118         Plaza Arms Apartment Portfolio         One of the Plaza Arms Apartment Portfolio properties is legally nonconforming due to setback and area violations. According to the zoning report, the Mortgaged Property can be rebuilt as-is, provided less than 75% of the Mortgaged Property is destroyed. The Mortgagor has not obtained law and ordinance coverage. Any loss resulting from such nonconforming use is a full recourse event until the Mortgagor provides law and ordinance coverage acceptable to mortgagee.

                                                            Both of the Plaza Arms Apartment Portfolio properties are legally nonconforming to deficient parking.

         85          Stone Plaza Office Building            The Mortgaged Property is nonconforming due to deficient parking. The
                                                            Mortgagor is required to re-stripe pursuant to applicable Mortgage Loan documents.

         40          Nationwide Insurance Building          According to the zoning report, the Mortgaged Property is nonconforming, subject to the re-striping of an additional 2 parking spaces.

         1; 32;      RREEF Silicon Valley Office            The respective Mortgaged Properties are legally nonconforming due to
         51; 112;    Portfolio (Mountain View               deficient parking.
         83; 103;    Properties, Orchard Park and
         26; 80;     Sunnyvale/Santa Clara/San Jose);
         15; 111;    Embassy Suites-Indianapolis;
         59; 54;     Market Plaza Shopping Center;
         106         Rockland Mobile Home Park; 3000
                     Lincoln; 9264-9280 West 159th
                     Street; FILA USA Distribution
                     Facility; Wayne Heights Mall;
                     Parkway Business Center; Liberty
                     Arms Apartments; Standard Woods
                     Apartments; Gainesville Towne
                     Center; Southwest Estates

         1           RREEF Silicon Valley Office            Five of the RREEF Silicon Valley Office Portfolio properties (Peery Park
                     Portfolio                              Biotech, Peery Park I, Peery Park II, Macara A&B and Sunnyvale/Santa
                                                            Clara/San Jose) are legally nonconforming due to excessive parking.

Representation #(42)
--------------------

    Loan Number                    Loan Name                                  Description of Exception
------------------------------------------------------------------------------------------------------------------------------------

         2           One & Two Prudential Plazas            Terrorism insurance premiums are capped at $440,000 per year (or
                                                            $220,000 following a partial release) with respect to the related
                                                            Mortgaged Property, subject to annual increases based on the Consumer
                                                            Price Index.

         12          Capitol Commons                        Terrorism insurance premiums are capped at $35,000 per year (or $13,000 if provided in the form of an endorsement or rider to an existing
                                                            Insurance Policy).

         26          FILA USA Distribution Facility         Terrorism insurance premiums are capped at $45,000 per year, subject to annual increases based on the Consumer Price Index.

         32          Embassy Suites-Charlotte               Under certain circumstances, terrorism insurance premiums are capped at
                                                            1% times 110% of the outstanding principal balance and accrued but unpaid interest.

         37          Embassy Suites-Indianapolis            Under certain circumstances, terrorism insurance premiums are capped at
                                                            1% times 110% of the outstanding principal balance and accrued but unpaid interest.

         13          Eastover Shopping Center               Terrorism insurance premiums are capped at $25,000 per year, subject to annual increases based on the Consumer Price Index.

         111         Westfield Richland Mall                Terrorism insurance premiums are capped at $70,000 per year.

         6           Centro Portfolio                       Terrorism insurance premiums are capped at $200,000 per
                                                            year.

         1           RREEF Silicon Valley Office            Terrorism insurance premiums are capped at $200,000 per
                     Portfolio                              year.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association, a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of September 21, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated September 12, 2006, as supplemented by the Prospectus Supplement, dated September 14, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-1, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated September 14, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated September 14, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this __ day of ______
2006.



                                       By:_____________________________
                                          Name:
                                          Title: